UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2009 – July 31, 2009

Item 1: Reports to Shareholders

Vanguard Energy Fund Semiannual Report

July 31, 2009

>	For the fiscal half-year ended July 31, 2009, Vanguard Energy Fund returned about 25% as oil prices climbed steadily.
>	The Energy Fund’s return trailed the average return of peer-group funds but substantially outpaced the return of the benchmark index.
>	The fund’s holdings of integrated oil and gas firms, as well as of exploration and production companies, were responsible for the bulk of its gains.

See the Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	13
Financial Statements	14
About Your Fund’s Expenses	26
Notice to Shareholders	28
Trustees Approve Advisory Arrangements	30
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Six Months Ended July 31, 2009
Total
Returns
Vanguard Energy Fund
Investor Shares	25.18%
Admiral™ Shares	25.21
S&P Energy Sector Index	5.52
Global Natural Resources Funds Average	30.99

Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2009, Through July 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$42.62	$53.31	$0.032	$0.000
Admiral Shares	80.02	100.11	0.068	0.000

President’s Letter

Dear Shareholder,

For the six months ended July 31, 2009, many of the holdings of Vanguard Energy Fund benefited from a reversal of last year’s sharp slide in oil prices. In contrast to the growing gloom in 2008 over the worsening economic slump, signs have indicated for several months that a rebound in economic activity may be under way. Along with supply cutbacks from oil-producing nations, this appears to have helped support the oil-price rally, despite some question about the strength of energy demand amid expectations that the global economy’s inevitable recovery will be subdued.

Led by its holdings of integrated oil and gas companies, and of exploration and production firms, the Energy Fund returned about 25% during the fiscal half-year. The fund’s return was a few percentage points behind the average result for peer-group natural-resources mutual funds, but was remarkably higher than the almost 6% return of its benchmark index.

Note, however, that the benchmark is a useful, if limited, reference point: It is much more concentrated than the Energy Fund, which seeks to broadly diversify within the energy sector, and the benchmark’s U.S.-based orientation contrasts with the fund’s global reach.

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market,

Market Barometer

		Total Returns
	Periods Ended July 31, 2009
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	22.26%	-20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	-20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	-19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	-20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	-2.10%	2.60%

returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. By spring, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act of 2009. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

‘Smaller’ integrated oil firms helped power the fund’s results

The continuation of the rise in oil prices that characterized 2008 had a substantial effect on Vanguard Energy Fund’s six-month return as of July 31, 2009. After

Expense Ratios
Your Fund Compared With Its Peer Group
			Global
	Investor	Admiral	Natural Resources
	Shares	Shares	Funds Average
Energy Fund	0.32%	0.24%	1.49%

The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.40% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

climbing to a high point of about $145 per barrel in July 2008, the per-barrel price of crude oil plummeted into the low $40s as the fiscal half-year began on February 1, 2009. From there, oil prices began a steady ascent to about half the record value, about $70, by July 31, 2009.

Integrated oil and gas companies were the largest contributor to results, responsible for about 9 percentage points of the fund’s return of about 25%. The industry’s behemoths, however, performed weakly: Returns for ExxonMobil and ConocoPhillips were negative, and Chevron’s was flat.

In the renewed atmosphere of risk-taking that characterized the stock market during the latter part of the fiscal half-year, many investors began turning away from these large-cap companies with solid balance sheets. (ExxonMobil has perhaps the strongest balance sheet among major oil companies.) Instead, leading the group were a variety of “smaller” integrated oil companies—a relative term given their size—such as Brazil’s Petrobras; Occidental Petroleum, a U.S. company; and Russia’s Gazprom.

Exploration and production companies were the second-largest contributor to the fund’s results, adding about 7 percentage points to its return. Higher energy prices provide incentives to these firms to seek and drill, especially for hard-to-access reserves. Stocks of firms that provide drilling and other services contributed another 5 percentage points.

The Energy Fund also earned robust returns outside the oil patch. Australia’s BHP Billiton, the global diversified mining and metals company that has significant petroleum interests, added about 2 percentage points to the fund’s return during the period.

A word on expenses

In the table on page 4, you’ll see our estimated expense ratio for fiscal 2010 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures have risen significantly since fiscal 2009. The explanation has four parts.

First, as the value of fund assets has declined, the fund’s fixed expenses are expected to account for a modestly higher percentage of fund assets. Second, in fiscal 2009, the fund’s board of directors approved an increase in the advisory fee of Wellington Management Company, LLP, which took effect on August 31, 2008.

Third, many Vanguard funds’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds’ shareholders remain aligned. During the past six months, the Energy Fund’s strong performance resulted in an increase in the performance adjustment. The fund’s financial statements include more information about the incentive fee.

Finally, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have since the start of fiscal 2010, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Please see page 28 for a Notice to Shareholders concerning the most recent advisory fee schedule approved by the fund’s board of directors. The new agreement is expected to produce modestly higher advisory fees.

Regardless of market conditions, a long-term focus is key

Over the past 18 months, investors’ resolve has been tested repeatedly. In the past three months-plus, stocks have produced powerful returns. What’s next? Nobody knows, but the magnitude and speed of the stock market’s recent swings underscore the importance of resisting the temptation to act on the market’s ups and downs, even as they push our emotional buttons.

Vanguard’s experience suggests that the most effective way to manage the markets’ unnerving volatility is to construct a portfolio that contains a mix of stocks, bonds, and money market funds consistent both with your financial goals and your ability to tolerate sometimes-significant short-term losses. Vanguard Energy Fund can play a supporting role as one element of such a diversified portfolio. Once you’ve decided on an appropriate asset allocation, you stand the best chance of reaping its long-term rewards by sticking with it through good markets and bad.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 12, 2009

Advisors’ Report

For the fiscal half-year ended July 31, 2009, the Investor Shares of Vanguard Energy Fund returned 25.18% and the Admiral Shares returned 25.21%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six months and of how their portfolio positioning reflects this assessment. These reports were prepared on August 18, 2009.

Wellington Management Company, LLP

Portfolio Manager:

Karl E. Bandtel, Senior Vice President

Crude oil prices reached lows of around $35 per barrel (Brent crude) during the six months ended July 31, as the economic crisis led to expectations of lower demand. In response, Organization of Petroleum Exporting Countries (OPEC) members reduced production, which stemmed the price decline. In the second quarter of our fiscal year, despite the ongoing economic weakness, crude oil prices rose about 40%, the largest quarterly percentage increase since 1990.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	96	9,460	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	275	Conducts quantitative portfolio management using
Group			models that assess valuation, marketplace
			sentiment, and earnings quality of companies
			compared with their peers.
Cash Investments	1	138	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stock. Each advisor may also maintain a modest
			cash position.

Global oil markets remained volatile throughout the half-year. Supply fears resurfaced with violence in Nigeria and political instability in Iran. OPEC’s resolve to rein in production remained firm, however.

U.S. natural gas prices continued their descent in the period, approaching $3.50 per million BTU toward its end, as inventories and new supplies remained high. Unlike the oil market, the natural gas market does not have a cartel, but the number of natural gas rigs is now half what it was a year ago. This decline in rigs will help bring supply back into balance with demand, at which point prices could be twice what they are currently.

In our portion of the portfolio, top contributors to performance included BHP Billiton, Canadian Natural Resources, Weatherford International, and Suncor Energy. Detractors included ExxonMobil, Valero Energy, and ConocoPhillips. New to our portfolio are Anadarko Petroleum and Ultra Petroleum. We added to our positions in ExxonMobil and Baker Hughes, and we eliminated holdings in Woodside Petroleum, Seadrill, and Statoil Hydro, because we found better opportunities elsewhere.

We continue to believe that the direction of oil and natural gas prices will be driven largely by underlying supply challenges, including geological and political issues. During this time of high volatility and uncertainty, our investment process remains steady and focused on the long term.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

This six-month period saw energy stocks rise along with the rest of the stock market. Oil prices also rose from their low points early on. Shares of U.S. energy companies advanced slightly more than 8% over the half-year, while energy stocks in other countries delivered much higher returns—Canadian energy stocks were up more than 40%, for instance, and many emerging-markets energy stocks advanced even more.

These sizable returns are interesting to note, but we do not attempt to profit from guessing at the relative returns among countries. Instead, our strategy is to have a broadly diversified portfolio and take small positions in a large number of names to minimize risk.

Our selection process has three components: models of market sentiment, valuation, and earnings quality. The market-sentiment model evaluates each stock’s strength based on signals derived from market participants, such as the characteristics of recent earnings pronouncements and resulting stock-price movements. To evaluate the prices of stocks favored by the market-sentiment model, our valuation model analyzes cash flow and dividend payouts for each company. Finally, the earnings-quality model attempts to predict the persistence of earnings by analyzing company financial statements.

Our research indicates that each of these models on its own has the ability to identify a group of stocks that will outperform their industry peers over the long term. By combining the three models, we benefit from their relatively low correlation to one another. This diversifies the risk in our portfolio—just as adding bonds and international stocks to a domestic stock portfolio can reduce overall risk—and improves our overall ability to add value consistently. Our approach does not work every year, but over the long run we have confidence in the power of its excellent stock selection and diversification capabilities.

Our most successful holdings during the period were non-U.S. names. Oil and Natural Gas Corporation in India and Russia’s Rosneft Oil were two of our top performers, each advancing over 80%. Conversely, we did not own significant positions in Suncor Energy or Woodside Petroleum, both Canadian securities. Our relative lack of exposure to these two stocks reduced our performance in comparison with our benchmark index.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1 – Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
Andr F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2–Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Fund
2a	87,452,195	1,752,459	4,167,390	7,129,359	87.0%
2b	86,954,067	2,133,370	4,284,026	7,129,939	86.5%
2c	85,576,893	1,966,328	5,828,820	7,129,361	85.1%
2d	85,805,313	1,993,351	5,573,377	7,129,361	85.4%
2e	86,900,004	1,861,880	4,610,157	7,129,361	86.5%
2f	88,148,381	1,878,298	3,345,364	7,129,359	87.7%
2g	88,023,467	1,944,976	3,403,601	7,129,359	87.6%

Energy Fund

Fund Profile

As of July 31, 2009

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.32%	0.24%
30-Day SEC Yield	2.15%	2.21%

Portfolio Characteristics
		S&P	DJ
		Energy	U.S. Total
		Sector	Market
	Fund	Index	Index
Number of Stocks	106	40	4,370
Median Market Cap	$40.1B	$64.8B	$26.1B
Price/Earnings Ratio	12.0x	14.1x	23.0x
Price/Book Ratio	1.8x	1.9x	2.1x
Return on Equity	28.4%	28.5%	19.6%
Earnings Growth Rate	27.2%	24.4%	12.6%
Dividend Yield	2.3%	2.2%	2.0%
Foreign Holdings	39.1%	0.0%	0.0%
Turnover Rate(Annualized)	24%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P Energy	Market
	Sector Index	Index
R-Squared	0.91	0.53
Beta	1.14	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

ExxonMobil Corp.	Integrated Oil/Gas	7.3%
Chevron Corp.	Integrated Oil/Gas	4.4
Baker Hughes Inc.	Oil/Gas Equipment & Services	4.3
EOG Resources, Inc.	Oil/Gas Exploration & Production	4.0
Occidental Petroleum Corp.	Integrated Oil/Gas	4.0
BP PLC ADR	Integrated Oil/Gas	3.7
BHP Billiton Ltd. ADR	Diversified Metals & Mining	3.6
Schlumberger Ltd.	Oil/Gas Equipment & Services	3.4
Canadian Natural Resources Ltd.	Oil/Gas Exploration & Production	3.3
BG Group PLC	Integrated Oil/Gas	3.2
Top Ten		41.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended
July 31, 2009, the annualized expense ratios were 0.40% for Investor Shares and 0.32% for Admiral Shares.

Energy Fund

Sector Diversification (% of equity exposure)
		S&P Energy
	Fund	Sector Index
Coal & Consumable Fuels	2.7%	1.7%
Industrials	0.1	0.0
Integrated Oil & Gas	49.3	62.8
Materials	3.8	0.0
Oil & Gas Drilling	1.3	1.8
Oil & Gas Equipment & Services	14.1	12.8
Oil & Gas Exploration & Production	22.3	16.8
Oil & Gas Refining & Marketing	2.8	1.4
Oil & Gas Storage & Transportation	0.5	2.7
Utilities	2.4	0.0
Other	0.7	0.0
Sector percentages combine U.S. and international holdings.

Market Diversification (% of equity exposure)
Fund
Europe
United Kingdom	9.6%
France	2.8
Italy	1.9
Austria	1.1
Other Europe	0.1
Subtotal	15.5
Pacific
Australia	3.8%
Subtotal	3.8
Emerging Markets
Brazil	3.1%
Russia	2.2
India	1.4
China	1.0
Other Emerging Markets	0.0
Subtotal	7.7
North America
United States	59.9%
Canada	13.1
Subtotal	73.0
Percentages exclude currency contracts held by the fund.

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999, Through July 31, 2009

Note: For 2010, performance data reflect the six months ended July 31, 2009.

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	-42.55%	13.05%	13.78%
Admiral Shares	11/12/2001	-42.51	13.13	15.05[1]
1 Return since inception.

Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
United States (57.0%)
Energy Equipment & Services (14.8%)
	Baker Hughes Inc.	10,389,500	420,775
	Schlumberger Ltd.	6,341,764	339,284
*	Weatherford
	International Ltd.	15,520,900	291,172
	Halliburton Co.	13,121,032	289,844
*	Transocean Ltd.	1,309,564	104,359
*	Noble Corp.	71,472	2,420
	Diamond Offshore
	Drilling, Inc.	24,700	2,220
	ENSCO International, Inc.	51,914	1,967
*	Pride International, Inc.	78,300	1,963
*	Nabors Industries, Inc.	112,300	1,911
	Helmerich & Payne, Inc.	52,428	1,801
	Rowan Cos., Inc.	76,800	1,638
*	National Oilwell Varco Inc.	14,876	535
			1,459,889
Exchange-Traded Fund (0.5%)
2	Vanguard Energy ETF	663,000	48,943

Gas Utilities (2.3%)
	EQT Corp.	3,224,400	123,753
	Questar Corp.	3,021,900	99,934
			223,687
Oil, Gas & Consumable Fuels (39.4%)
	Coal & Consumable Fuels (2.6%)
	CONSOL Energy, Inc.	4,535,500	161,146
	Peabody Energy Corp.	2,775,900	91,910

	Integrated Oil & Gas (21.2%)
	ExxonMobil Corp.	10,246,331	721,239
	Chevron Corp.	6,249,735	434,169
	Occidental
	Petroleum Corp.	5,487,301	391,464
	ConocoPhillips Co.	4,389,309	191,857
	Hess Corp.	3,419,789	188,772
	Marathon Oil Corp.	5,102,991	164,572
	Murphy Oil Corp.	45,100	2,625
Oil & Gas Exploration & Production (13.9%)
	EOG Resources, Inc.	5,363,636	397,070

	Noble Energy, Inc.	3,114,600	190,365
	Cabot Oil & Gas Corp.	4,881,100	171,473
	Anadarko Petroleum Corp.	3,273,960	157,805
	Devon Energy Corp.	2,652,007	154,055
	Chesapeake Energy Corp.	4,721,237	101,223
*	Ultra Petroleum Corp.	1,493,836	65,908
*	Newfield Exploration Co.	1,613,503	63,459
	XTO Energy, Inc.	1,406,645	56,589
*	Forest Oil Corp.	586,300	9,879
*	Quicksilver Resources, Inc.	532,400	6,101
*	Plains Exploration &
	Production Co.	60,000	1,719
	Apache Corp.	18,270	1,534
*	Southwestern Energy Co.	2,100	87

	Oil & Gas Refining & Marketing (1.2%)
	Valero Energy Corp.	6,808,442	122,552
	Sunoco, Inc.	60,300	1,489

	Oil & Gas Storage & Transportation (0.5%)
	Williams Cos., Inc.	2,837,800	47,363
			3,896,425
Total United States			5,628,944
International (39.2%)
Australia (3.7%)
	BHP Billiton Ltd. ADR	5,698,800	358,796
	Caltex Australia Ltd.	152,200	1,659
	Woodside Petroleum Ltd.	11,049	424
			360,879
Austria (1.1%)
	OMV AG	2,746,084	108,964

Brazil (3.0%)
	Petroleo Brasileiro SA ADR	7,040,600	290,354
	Petroleo Brasileiro SA Pfd.	257,420	4,338
	Petroleo Brasileiro SA	181,342	3,734
			298,426

Energy Fund

		Market
		Value•
	Shares	($000)
Canada (12.7%)
Canadian Natural
Resources Ltd.
(New York Shares)	5,357,359	323,531
Suncor Energy, Inc.
(New York Shares)	8,119,000	263,705
EnCana Corp.
(New York Shares)	4,874,800	261,533
Petro-Canada
(New York Shares)	3,510,400	145,225
Canadian Oil Sands Trust	4,221,175	106,269
Husky Energy Inc.	3,239,800	95,337
Canadian Oil Sands Trust
(New York Shares)	1,486,400	37,420
EnCana Corp.	109,739	5,886
Canadian Natural
Resources Ltd.	84,839	5,100
Talisman Energy, Inc.	209,173	3,233
Suncor Energy, Inc.	57,252	1,852
Enbridge Inc.	27,900	1,080
Petro-Canada	16,900	698
TransCanada Corp.	19,296	549
		1,251,418
China (1.0%)
Petrochina Co. Ltd. ADR	725,000	85,369
China Petroleum &
Chemical Corp.	3,594,000	3,204
Yanzhou Coal
Mining Co. Ltd. H Shares	1,306,000	2,020
PetroChina Co. Ltd.	1,254,000	1,477
CNOOC Ltd.	844,717	1,124
China Oilfield Services Ltd.	662,000	718
		93,912
France (2.7%)
Total SA ADR	4,581,900	254,983
Total SA	259,800	14,408
		269,391
Hungary (0.0%)
* MOL Hungarian Oil
and Gas Nyrt.	14,800	1,087

India (1.4%)
* Reliance Industries Ltd.	3,289,235	134,169
Oil and Natural
Gas Corp. Ltd.	91,872	2,232
		136,401
Indonesia (0.0%)
PT Bumi Resources Tbk	3,272,500	921

Italy (1.9%)
Eni SpA ADR	3,736,250	174,035
Eni SpA	345,908	8,083
Saipem SpA	62,668	1,698
		183,816
Japan (0.0%)
Nippon Mining Holdings Inc.	351,500	1,667

Cosmo Oil Co., Ltd.	367,000	1,096
Nippon Oil Corp.	171,000	905
Idemitsu Kosan Co. Ltd.	8,500	708
		4,376
Norway (0.1%)
StatoilHydro ASA	194,860	4,166
Frontline Ltd.	47,250	1,099
		5,265
Poland (0.0%)
Polski Koncern Naftowy SA	116,900	1,145

Russia (2.1%)
OAO Gazprom-Sponsored
ADR (U.S. Line)	9,203,433	190,051
OAO Gazprom-Sponsored
ADR (London Shares)	326,828	6,749
LUKOIL Sponsored ADR	80,669	4,028
Rosneft Oil Co. GDR	377,340	2,304
Surgutneftegaz OJSC ADR	253,390	1,970
Gazprom Neft	320,800	1,105
		206,207
South Africa (0.0%)
Sasol Ltd.	107,374	3,844

South Korea (0.0%)
SK Energy Co., Ltd.	20,200	1,707
S-Oil Corp.	35,466	1,689
		3,396
Spain (0.0%)
Repsol YPF SA	145,686	3,381

Thailand (0.1%)
PTT Public Co., Ltd. (Local)	284,800	1,999
PTT Exploration and
Production
Public Co. Ltd. (Foreign)	386,200	1,564
Banpu
Public Co. Ltd. (Foreign)	108,200	1,207
		4,770
Turkey (0.0%)
Tupras-Turkiye Petrol
Rafinerileri A.S.	130,621	1,694

United Kingdom (9.4%)
BP PLC ADR	6,927,800	346,667
BG Group PLC	18,745,956	313,019
Royal Dutch Shell PLC
ADR Class A	4,275,900	225,083
BP PLC	2,230,431	18,496
Royal Dutch
Shell PLC Class A	321,047	8,433
Royal Dutch
Shell PLC Class B	322,665	8,367

Energy Fund

		Market
		Value•
	Shares	($000)
Royal Dutch
Shell PLC Class A
(Amsterdam Shares)	95,831	2,510
Amec PLC	57,888	682
		923,257
Total International		3,862,550
Total Common Stocks
(Cost $6,802,481)		9,491,494
Temporary Cash Investments (3.9%)[1]
Money Market Fund (0.6%)
3 Vanguard Market
Liquidity Fund, 0.335%	65,059,350	65,059

	Face
	Amount
	($000)
Repurchase Agreement (3.0%)
Deutsche Bank
Securities, Inc. 0.200%
8/3/09 (Dated 7/31/09,
Repurchase Value
$293,805,000, collateralized
by Federal Home Loan
Mortgage Corp.
4.000%–7.000%,
6/1/24–4/1/39 and
Government National
Mortgage Assn.
5.500%–7.000%,
4/15/24-1/15/39)	293,800,000	293,800

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
4,5	Federal Home
	Loan Bank, 0.270%,
	10/2/09	7,000	6,998
4,5	Federal Home
	Loan Mortgage
	Corp., 0.597%, 8/24/09	500	500
4,5	Federal Home
	Loan Mortgage Corp.,
	0.391%, 9/21/09	1,000	1,000
4,5	Federal Home
	Loan Mortgage Corp.,
	0.210%, 9/28/09	10,000	9,998
4,5	Federal National
	Mortgage Assn.,
	0.426%, 9/23/09	5,000	4,999
4,5	Federal National
	Mortgage Assn.,
	0.310%, 9/25/09	5,000	4,999
			28,494
Total Temporary Cash Investments

(Cost $387,346)	387,353
Total Investments (100.1%)
(Cost $7,189,827)	9,878,847
Other Assets and Liabilities (-0.1%)
Other Assets	51,291
Liabilities	(57,016)
(5,725)
Net Assets (100%)	9,873,122

Energy Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	7,226,149
Undistributed Net Investment Income	71,299
Accumulated Net Realized Losses	(119,897)
Unrealized Appreciation (Depreciation)
Investment Securities	2,689,020
Futures Contracts	6,392
Foreign Currencies	159
Net Assets	9,873,122

Investor Shares–Net Assets
Applicable to 110,996,474 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,917,077
Net Asset Value Per Share–
Investor Shares	$53.31

Admiral Shares–Net Assets
Applicable to 39,516,728 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,956,045
Net Asset Value Per Share–
Admiral Shares	$100.11

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.1% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $28,494,000 have been segregated as initial margin for open futures contracts.
ADR–American Depositary Receipt.
GDR–Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	99,139
Interest[2]	710
Security Lending	2,077
Total Income	101,926
Expenses
Investment Advisory Fees–Note B
Basic Fee	5,403
Performance Adjustment	1,295
The Vanguard Group–Note C
Management and Administrative–Investor Shares	5,134
Management and Administrative–Admiral Shares	2,320
Marketing and Distribution–Investor Shares	636
Marketing and Distribution–Admiral Shares	398
Custodian Fees	60
Auditing Fees	1
Shareholders’ Reports and Proxies–Investor Shares	209
Shareholders’ Reports and Proxies–Admiral Shares	31
Trustees’ Fees and Expenses	9
Total Expenses	15,496
Net Investment Income	86,430
Realized Net Gain (Loss)
Investment Securities Sold[2]	32,132
Futures Contracts	2,021
Foreign Currencies	396
Realized Net Gain (Loss)	34,549
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,759,232
Futures Contracts	19,004
Foreign Currencies	177
Change in Unrealized Appreciation (Depreciation)	1,778,413
Net Increase (Decrease) in Net Assets Resulting from Operations	1,899,392

1 Dividends are net of foreign withholding taxes of $6,382,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0,
$334,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,430	228,649
Realized Net Gain (Loss)	34,549	(5,246)
Change in Unrealized Appreciation (Depreciation)	1,778,413	(5,096,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,899,392	(4,873,548)
Distributions
Net Investment Income
Investor Shares	(3,345)	(125,121)
Admiral Shares	(2,571)	(86,895)
Realized Capital Gain
Investor Shares	–	(259,700)
Admiral Shares	–	(171,115)
Total Distributions	(5,916)	(642,831)
Capital Share Transactions
Investor Shares	356,025	(236,479)
Admiral Shares	301,422	(57,478)
Net Increase (Decrease) from Capital Share Transactions	657,447	(293,957)
Total Increase (Decrease)	2,550,923	(5,810,336)
Net Assets
Beginning of Period	7,322,199	13,132,535
End of Period[1]	9,873,122	7,322,199
1 Net Assets–End of Period includes undistributed (overdistributed) net investment income of $71,299,000 and ($9,611,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.62	$73.93	$63.55	$64.50	$40.85	$29.99
Investment Operations
Net Investment Income	.465	1.276[1]	1.226	1.112	.813	.529
Net Realized and Unrealized Gain (Loss)
on Investments[2]	10.257	(28.853)	14.639	.405	24.606	11.052
Total from Investment Operations	10.722	(27.577)	15.865	1.517	25.419	11.581
Distributions
Dividends from Net Investment Income	(.032)	(1.264)	(1.177)	(1.020)	(.740)	(.524)
Distributions from Realized Capital Gains	–	(2.469)	(4.308)	(1.447)	(1.029)	(.197)
Total Distributions	(.032)	(3.733)	(5.485)	(2.467)	(1.769)	(.721)
Net Asset Value, End of Period	$53.31	$42.62	$73.93	$63.55	$64.50	$40.85

Total Return[3]	25.18%	-38.51%	25.02%	2.24%	62.93%	38.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,917	$4,434	$7,919	$6,479	$6,733	$4,822
Ratio of Total Expenses to
Average Net Assets	0.40%[4,5]	0.28%[5]	0.25%	0.25%	0.28%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.01%[4]	1.84%	1.67%	1.71%	1.57%	1.67%
Portfolio Turnover Rate[6]	24%[4]	21%	22%	22%	10%	1%
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.03, $.02, $.03, $.03, and $.02.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.
5 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2010 and 0.01% for fiscal 2009.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$80.02	$138.86	$119.35	$121.13	$76.71	$56.30
Investment Operations
Net Investment Income	.907	2.480[1]	2.418	2.180	1.561	1.034
Net Realized and Unrealized Gain (Loss)
on Investments[2]	19.251	(54.203)	27.505	.757	46.217	20.770
Total from Investment Operations	20.158	(51.723)	29.923	2.937	47.778	21.804
Distributions
Dividends from Net Investment Income	(.068)	(2.480)	(2.322)	(2.000)	(1.425)	(1.024)
Distributions from Realized Capital Gains	–	(4.637)	(8.091)	(2.717)	(1.933)	(.370)
Total Distributions	(.068)	(7.117)	(10.413)	(4.717)	(3.358)	(1.394)
Net Asset Value, End of Period	$100.11	$80.02	$138.86	$119.35	$121.13	$76.71

Total Return[3]	25.21%	-38.46%	25.13%	2.32%	63.00%	39.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,956	$2,889	$5,214	$3,612	$3,088	$549
Ratio of Total Expenses to
Average Net Assets	0.32%[4,5]	0.21%[5]	0.17%	0.18%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.09%[4]	1.91%	1.75%	1.78%	1.63%	1.70%
Portfolio Turnover Rate[6]	24%[4]	21%	22%	22%	10%	1%
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.02, $.06, $.03, $.05, $.03, and $.03.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Includes performance-based investment advisory fee increases (decreases) of 0.03% for fiscal 2010 and 0.01% for fiscal 2009.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Energy Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance since May 1, 2007, relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $120,000 for the six months ended July 31, 2009.

For the six months ended July 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $1,295,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Energy Fund

contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $2,197,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1–Quoted prices in active markets for identical securities.

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3–Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks–United States	8,358,225	–	–
Common Stocks–International	228,075	905,194	–
Temporary Cash Investments	65,059	322,294	–
Futures Contracts–Assets[1]	230	–	–
Futures Contracts–Liabilities[1]	(25)	–	–
Total	8,651,564	1,227,488	–
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	September 2009	989	48,679	3,415
S&P 500 Index	September 2009	170	41,837	2,761
E-mini Russell 2000 Index	September 2009	59	3,280	216

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

Energy Fund recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2009, the fund realized net foreign currency gains of $396,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $166,517,000 to offset future net capital gains through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2009, the cost of investment securities for tax purposes was $7,189,827,000. Net unrealized appreciation of investment securities for tax purposes was $2,689,020,000, consisting of unrealized gains of $3,125,301,000 on securities that had risen in value since their purchase and $436,281,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2009, the fund purchased $1,640,343,000 of investment securities and sold $940,071,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	779,629	16,200	1,651,475	23,673
Issued in Lieu of Cash Distributions	3,201	75	370,438	6,442
Redeemed[1]	(426,805)	(9,294)	(2,258,392)	(33,208)
Net Increase (Decrease)–Investor Shares	356,025	6,981	(236,479)	(3,093)
Admiral Shares
Issued	634,550	7,212	1,123,526	7,996
Issued in Lieu of Cash Distributions	2,330	29	235,956	2,191
Redeemed[1]	(335,458)	(3,823)	(1,416,960)	(11,637)
Net Increase (Decrease)–Admiral Shares	301,422	3,418	(57,478)	(1,450)
1 Net of redemption fees of $1,969,000 and $5,850,000 (fund totals).

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2009	7/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,251.76	$2.23
Admiral Shares	1,000.00	1,252.13	1.79
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.81	$2.01
Admiral Shares	1,000.00	1,023.21	1.61

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Notice to Shareholders

The board of trustees of Vanguard Energy Fund has adopted a new advisory fee schedule for one of the fund’s advisors, Wellington Management Company, LLP (Wellington Management), effective August 1, 2009. The new advisory fee schedule is expected to increase the fund’s expense ratio by 0.01%. For shareholders, the increase represents an additional $1.00 in annual cost on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The Vanguard Group, Inc., also provides investment advisory services to the fund.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management, which has managed the fund since the fund’s inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund managed by Wellington Management (the Wellington Management Portfolio) for the quarter.

For the six months ended July 31, 2009, the total advisory fees paid by Vanguard Energy Fund were $6,698,000, or an annual rate of 0.16% of the fund’s average net assets. The Vanguard Group provides advisory services to the fund on an at-cost basis. Of the aggregate fees paid for the period, the investment advisory expenses incurred by Vanguard were $120,000, or an annual rate of less than 0.01% of the fund’s average net assets. If the new fee schedule had been in place throughout the period, the advisory fees paid by the fund would have been $7,401,000, or an annual rate of 0.17% of the fund’s average net assets. The average advisory fee paid by funds in Vanguard Energy Fund’s Lipper peer group was 0.55% of assets, as of December 31, 2008.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the Wellington Management Portfolio. In managing these assets Wellington Management is responsible for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm’s-length negotiations with Wellington Management and considered the following factors, among others:

• The trustees considered the benefits to shareholders of continuing to retain Wellington

Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

Specifically, the board noted that Wellington Management has advised the fund since its inception in 1984. Further, the board noted that Wellington Management utilizes a bottom-up investment approach, in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

• The trustees considered the fund’s investment performance compared with those of the fund’s peer group and a relevant benchmark. The board concluded that the fund’s short- and long-term performance has been consistently competitive versus the average return of the fund’s peer group of global natural resources funds (as defined by Lipper Inc.), and that the fund’s 5– and 10–year performance has been competitive versus the fund’s benchmark, the S&P Energy Sector Index; however, the fund’s 1– and 3–year performance versus the Index has been less favorable.

• The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly lower than fees charged by most of the fund’s peers.

• The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Wellington Management’s fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate.

• The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and concluded that approval of the new investment advisory agreement is in the best interests of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of January 31, 2009, the firm managed approximately $420 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The manager primarily responsible for overseeing the Wellington Management Portfolio:

Karl E. Bandtel, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1990; began working as an assistant fund manager in 1992; and has managed the Wellington Management Portfolio since 2002. Education: B.S. and M.S., University of Wisconsin.

Wellington Management is owned by its 110 active partners, all of whom are active members of the firm. The managing partners of the firm are Phillip H. Perelmuter, Brendan J. Swords, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc., through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangement with Vanguard was in the best interests of the fund and its shareholders. The board also approved an amended investment advisory agreement with Wellington Management Company, LLP, effective August 1, 2009. Please see the Notice to Shareholders in this report for information about the board’s approval of Wellington Management’s amended agreement.

The board based its decision upon an evaluation of the Quantitative Equity Group’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors warranted the continuation of the fund’s advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by
CFA Institute.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation,
Distributor.
Q512 092009

Vanguard Precious Metals and Mining Fund Semiannual Report

July 31, 2009

>	For the six months ended July 31, 2009, Vanguard Precious Metals and Mining Fund posted a return of 59.55%.
>	The fund surpassed the return of its benchmark and the average return of gold-oriented funds.
>	Big contributors for the period included platinum mining and marketing companies, while gold was a weak spot.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	10
Fund Profile	12
Performance Summary	13
Financial Statements	14
About Your Fund’s Expenses	24
Trustees Approve Advisory Agreement	26
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Precious Metals and Mining Fund	VGPMX	59.55%
S&P/Citigroup Custom Precious Metals and Mining Index		53.16
Average Gold-Oriented Fund[1]		25.01

Your Fund’s Performance at a Glance
January 31, 2009–July 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$10.74	$16.98	$0.110	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal half-year ended July 31, 2009, Vanguard Precious Metals and Mining Fund returned 59.55%. The fund’s return surpassed that of its benchmark index and significantly outpaced the average return of gold-oriented funds.

The fund’s strong results helped it recover somewhat from its unprecedented decline (–60.16%) in the 12 months ended January 31, 2009. Such extreme swings in performance are not uncommon among metals and mining stocks. As the financial markets bounced back in the spring, investors poured more money into precious metals and mining stocks that stand to benefit from an improving economy.

Among the fund’s best performers during the six months were platinum producers and distributors. The fund also benefited from the advisor’s decision to limit its exposure to gold stocks, which suffered because of weakness in the price of gold. Other metals experienced a sharp rise in prices during the period.

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing

2

market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. In mid-March, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly

Market Barometer
			Total Returns
	Periods Ended July 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	22.26%	–20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	–20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	–19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	–20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup 3-Month Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	–2.10%	2.60%

1 Annualized.

3

below-investment-grade bonds, which offered the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

A rise in metal prices helped boost the fund’s return

Vanguard Precious Metals and Mining Fund has a small portfolio, consisting of only 40 stocks at the end of the fiscal half-year.

Though few in number, those holdings included some of the sector’s better performers in the period. M&G Investment Management, the fund’s advisor, exercised its skill at spotting key metals companies with healthy cash flows and competitive advantages to earn a return about 6 percentage points higher than that of its

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Gold-Oriented
	Fund	Fund
Precious Metals and Mining Fund	0.39%	1.40%

1 The fund expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc.
and captures information through year-end 2008.

4

benchmark and more than double the average return of its gold-oriented peer funds.

For the six-month period, the fund’s stellar performance was largely attributable to its platinum holdings. Platinum, along with other metals, benefited from an improved outlook for the global economy, which could mean a rise in demand for durable goods such as automobiles. Platinum is a key component in emission-control parts for cars and trucks.

Three of the five top contributors to the fund’s performance belonged to platinum miners or distributors, and together they contributed 22 percentage points to the overall return. Impala Platinum, the world’s second-largest platinum producer with mines in South Africa and Zimbabwe, was the lead contributor.

Producers of nickel, manganese, and steel also boosted the fund’s return. France’s Eramet, one of the world’s largest refiners and producers of nickel, manganese, and special steels, benefited from an increase in demand driven largely by China and by the effects of government stimulus plans. Australia-based Sims Metal Management, the world’s largest recycler of scrap metal, benefited from higher steel prices.

On the other hand, the Canadian gold producer Barrick Gold was among the fund’s weakest performers in the period, along with Australian mineral sands producer Iluka Resources. Barrick Gold retreated as the price of gold declined. Iluka suffered from weaker demand for some of its products, including titanium dioxide, an ingredient in protective coatings such as house and car paints.

The fund can help diversify a balanced portfolio

While the stock market has recovered from some of its losses earlier in the year, the only certainty about its near-term direction is continued uncertainty.

The market’s unpredictable nature can be unnerving for investors. But what’s important to keep in mind is that short-term ups and downs in the markets should not lead you to make hasty investment decisions.

Vanguard encourages investors to maintain a well-balanced portfolio with a long-term perspective. In practice, this means building a portfolio that includes stocks, bonds, and short-term reserves in proportions that fit your time horizon and risk tolerance. A balanced portfolio can provide some protection against the stock

5

market’s occasionally sharp declines, while allowing you to participate in its long-term potential for growth. Vanguard Precious Metals and Mining Fund can play a useful role in enhancing the diversification of a well-balanced portfolio.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 14, 2009

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a strong absolute return of 59.55% over the six-month period ended July 31, 2009. This was slightly ahead of results for the customized benchmark index, which gained 53.16%, and well above the average return for gold-oriented funds, which was 25.01%.

Heightened volatility persisted during the six months under review, although the overall trend was much more positive. In February, with concerns about the health of the global economy continuing to plague capital markets, the price of gold appreciated strongly as investors were attracted by the metal’s “safe haven” status. As this aversion to risk subsided, investors’ demand for gold eased somewhat, but it remained sufficient to keep gold prices generally in a relatively strong range of $900–$950 per ounce.

Other metals and minerals with greater sensitivity to economic activity—in particular copper and nickel, but also platinum—rallied strongly in tandem with the improving outlook for industrial demand. China’s record imports of a range of materials acted as an especially potent force in propelling commodity prices higher. In addition, the collapse in capital expenditure in recent months highlighted potential supply shortages across the mining industry. This factor also attracted investors toward companies involved in mining more economically sensitive materials, especially those firms with more attractive valuations and better growth prospects.

Against this backdrop, one of the key factors in the fund’s good performance was its significant exposure to industrially sensitive, diversified mining companies at the expense of pure gold producers, an area in which the fund has long had a relatively small weighting. This positioning reflects a long-term strategic stance based on fundamental factors such as industry supply and demand dynamics, returns-focused management, and relative valuations, all of which in our opinion favor the broader mining sector.

The fund also benefited from an improving outlook for many of the companies in the portfolio, notably those supported by a geographically diversified customer base. Such diversification has been particularly helpful because growth remains elusive in many developed markets. In addition, the companies we invest in have been carrying out robust cost-containment programs to provide some insulation to their returns in an environment of weaker demand.

Within the precious metals sector, strong contributions to performance came from the fund’s substantial holding in U.K.-listed platinum producer Lonmin and South African producer Impala Platinum. Both

7

companies benefited as platinum prices rebounded thanks to an improved outlook for demand from the automotive industry.

Elsewhere, a number of our holdings in non-precious-metal companies rallied strongly from depressed levels, which had failed to reflect the quality and growth potential of their mining assets. These companies included French nickel and manganese producer Eramet; Canada-listed copper producer First Quantum Minerals; Canadian nickel and coal producer Sherritt International; and Australian nickel producer Panoramic Resources, which is a new holding for us.

The fund’s focus on cash-generative mining companies with sound balance sheets was vindicated, with the majority of our holdings remaining in a strong financial position despite the downturn. This strength enabled many of them to take advantage of attractive acquisition opportunities within their industries.

On the negative side, a number of holdings that had performed strongly in the latter half of calendar 2008 succumbed to short-term profit-taking during the past six months. These included Australian mineral sands producer Iluka Resources, whose share price has lagged as the company reported marketing challenges for its products, and Canadian gold royalty company Franco-Nevada, which posted adequate returns but suffered nonetheless as investors sought companies more geared to an economic recovery. Both of these holdings hurt our performance during the period. Also weak were holdings in French kaolin producer Imerys and U.S. producer Minerals Technologies, both of which have high exposure to the relatively depressed United States and European construction markets. We still believe that these companies have excellent long-term prospects.

During the half-year, we continued to focus on building our stake in metals and minerals companies with returns-focused management, strong financial positions, and exposure to strategically important materials. We increased our position in BHP Billiton, which is the world’s largest mining company and possesses one of the strongest balance sheets in the industry. We established new stakes in First Quantum Minerals, a Canadian-listed company that mines high-quality copper and gold in Zambia and the Democratic Republic of Congo, and Hochschild Mining, a U.K.-listed miner of high-grade silver in Peru.

We purchased selected gold producers, such as U.K.-listed Peter Hambro Mining and Canadian producer Eldorado Gold, which—in contrast with much of the gold sector—have high-quality assets and management. We also added to existing positions, or established new ones, in companies where negative sentiment had, in our view, suppressed share prices

8

below fair valuation levels. Examples included German potash producer K&S, Lonmin, and Sherritt International.

We made relatively few sales during the period. The most significant was a substantial reduction of the portfolio’s large holding in Franco-Nevada, whose valuation had become less attractive because of its very strong performance since we purchased it. For similar reasons, we reduced exposure to Australian steel company Bluescope Steel and trimmed positions in large North American gold producers Barrick Gold and Newmont Mining.

The past year has been an extraordinary period for investors in companies involved in producing metals and minerals. After a spell when short-term demand for many natural resources appeared to grind to a halt, a surge in demand from China helped trigger a sharp rebound in the prices of many metals and minerals, and thus in stock prices as well.

It was encouraging to see that the mining industry reacted to the slowdown in demand by shutting down excess capacity. The ongoing consolidation of the industry has led to more rational actions and a greater focus on maintaining profitability. We continue to believe that appetite for commodities will be supported over the long term by infrastructure expenditure worldwide and by rising urbanization in emerging markets—trends supported by the fiscal stimulus packages that have been implemented by governments around the world.

As a consequence, our long-term outlook for commodities in general remains positive, and we anticipate a growing number of exciting opportunities for investors in the mining sector. The shorter-term picture, however, remains less clear, and volatility is likely to persist.

As to the ongoing strategy of the fund, we remain convinced of the importance of sticking to long-term investment principles and focusing on industry and company fundamentals. We shall continue to invest in well-capitalized, trustworthy companies with strategically important assets whose value is not properly appreciated by investors. We are avoiding companies that are operating in disadvantaged industries, have unsound balance sheets, or are not managed in the interest of shareholders.

Portfolio Managers: Graham E. French,

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

August 26, 2009

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
André F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Precious Metals and Mining Fund
2a	90,338,393	1,775,013	5,697,112	8,321,718	85.1%
2b	89,548,119	2,225,835	6,036,560	8,321,721	84.4%
2c	88,386,610	2,064,020	7,359,883	8,321,722	83.3%
2d	88,318,725	2,175,115	7,316,675	8,321,720	83.2%
2e	91,870,981	1,936,694	4,002,840	8,321,721	86.6%
2f	92,204,024	2,160,349	3,446,140	8,321,722	86.9%
2g	91,058,902	3,081,657	3,669,957	8,321,719	85.8%

10

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Precious Metals and Mining Fund	14,729,424	3,285,886	79,795,203	8,321,722	13.9%

11

Precious Metals and Mining Fund

Fund Profile

As of July 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	40	305	4,370
Median Market Cap	$4.2B	$21.8B	$26.1B
Price/Earnings Ratio	25.8x	23.1x	23.0x
Price/Book Ratio	1.7x	2.1x	2.1x
Return on Equity	19.9%	20.1%	19.6%
Earnings Growth Rate	22.3%	23.7%	12.6%
Foreign Holdings	88.8%	91.3%	0.0%
Turnover Rate[3]	24%	—	—
Expense Ratio[4]	0.39%	—	—
Short-Term Reserves	1.2%	—	—

Market Diversification (% of equity exposure)

United Kingdom	25.5%
Australia	17.0
Canada	14.3
France	14.0
South Africa	12.9
United States	10.5
Singapore	3.0
Germany	1.9
Other Markets	0.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.58
Beta	0.99	1.56

Ten Largest Holdings[6] (% of total net assets)

Johnson Matthey PLC	9.0%
Lonmin PLC	8.0
Impala Platinum Holdings Ltd. ADR	7.6
Imerys SA	7.2
Eramet SLN	6.7
Sims Metal Management Ltd.	6.2
BHP Billiton Ltd.	4.8
Peter Hambro Mining PLC	4.2
Hochschild Mining PLC	3.7
Iluka Resources Ltd.	3.7
Top Ten	61.1%

1 S&P/Citigroup Custom Precious Metals and Mining Index.
2 Dow Jones U.S. Total Stock Market Index.
3 Annualized.
4 The fund expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratio was 0.28%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

12

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Precious Metals and Mining Fund[3]	5/23/1984	–53.11%	13.48%	15.85%

1 Six months ended July 31, 2009.
2 S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

13

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)
Australia (16.9%)
	Sims Metal
	Management Ltd.	7,950,000	185,902
	BHP Billiton Ltd.	4,550,000	143,571
*,1	Iluka Resources Ltd.	41,783,827	110,034
1	Panoramic
	Resources, Ltd.	18,700,000	43,213
*,1	St. Barbara Ltd.	129,665,600	21,232
	BlueScope Steel Ltd.	1,216,434	3,427
*	MIL Resources, Ltd.	1,678,671	47
			507,426
Canada (14.2%)
*,1	Centerra Gold Inc.	15,120,900	96,151
	Franco-Nevada Corp.	3,400,000	84,901
1	Sherritt
	International Corp.	14,825,000	84,360
*	First Quantum
	Minerals Ltd.	1,050,000	69,935
1	Harry Winston
	Diamond Corp.	7,724,400	45,102
*	Eldorado Gold Corp.	3,300,000	33,176
	Barrick Gold Corp.	200,000	6,985
1,2	Harry Winston
	Diamond Corp.
	Private Placement	700,000	3,883
*	Claude Resources, Inc.	2,650,000	1,776
			426,269
France (13.9%)
1	Imerys SA	4,056,000	216,068
	Eramet SLN	716,626	201,364
			417,432
Germany (1.9%)
	K&S AG	1,000,000	55,985

Indonesia (0.3%)
*	PT International Nickel
	Indonesia Tbk	22,500,000	9,746
Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,056

Peru (0.6%)
	Compania de Minas
	Buenaventura SA ADR	700,000	18,235

Singapore (3.0%)
	Noble Group Ltd.	62,337,052	90,477

South Africa (12.8%)
	Impala Platinum
	Holdings Ltd. ADR	9,350,000	227,018
	Anglo Platinum Ltd. ADR	1,450,000	103,893
	Northam Platinum Ltd.	11,200,000	53,428
			384,339
United Kingdom (25.2%)
1	Johnson Matthey PLC	11,450,000	270,336
1	Lonmin PLC	10,391,666	239,769
1	Peter Hambro Mining PLC	11,500,000	125,645
1	Hochschild Mining PLC	26,712,078	111,478
*	Gem Diamond Ltd.	1,800,000	5,916
	Vedanta Resources PLC	100,000	2,948
*	Kenmare Resources PLC	4,550,000	1,559
*	Gemfields Resources PLC	3,333,333	369
*	Mwana Africa PLC	3,180,219	308
*	Zambezi Resources Ltd.	4,895,833	102
			758,430
United States (10.3%)
	Schnitzer Steel
	Industries, Inc. Class A	1,850,000	99,474
	Newmont Mining Corp.
	(Holding Co.)	2,200,000	90,970
1	Minerals
	Technologies, Inc.	1,473,996	64,075
1	AMCOL International Corp.	3,030,000	56,994
			311,513
Total Common Stocks
(Cost $3,184,171)			2,980,908

14

Precious Metals and Mining Fund

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	2,423
Total Precious Metals
(Cost $1,213)		2,423
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
3 Vanguard Market
Liquidity Fund, 0.335%
(Cost $35,611)	35,611,000	35,611
Total Investments (100.4%)
(Cost $3,220,995)		3,018,942
Other Assets and Liabilities (–0.4%)
Other Assets		16,432
Liabilities		(28,640)
		(12,208)
Net Assets (100%)
Applicable to 177,117,820 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,006,734
Net Asset Value Per Share		$16.98

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,325,031
Overdistributed Net Investment Income	(38,040)
Accumulated Net Realized Losses	(78,235)
Unrealized Appreciation (Depreciation)
Investment Securities	(202,053)
Foreign Currencies	31
Net Assets	3,006,734

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Assets and Liabilities

As of July 31, 2009

Market Value
($000)
Assets
Investments in Securities, at Value	3,018,942
Receivables for Capital Shares Issued	5,734
Accrued Income Receivable	4,986
Other Assets	5,712
Total Assets	3,035,374
Liabilities
Payables for Investment Securities Purchased	16,331
Payables for Capital Shares Redeemed	2,473
Other Liabilities	9,836
Total Liabilities	28,640
Net Assets	3,006,734

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	11,638
Interest[2]	72
Security Lending	127
Total Income	11,837
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,577
Performance Adjustment	(1,139)
The Vanguard Group—Note C
Management and Administrative	2,283
Marketing and Distribution	235
Custodian Fees	60
Auditing Fees	1
Shareholders’ Reports and Proxies	92
Trustees’ Fees and Expenses	2
Total Expenses	3,111
Net Investment Income	8,726
Realized Net Gain (Loss)
Investment Securities Sold[2]	(42,964)
Foreign Currencies	(3,496)
Realized Net Gain (Loss)	(46,460)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,064,728
Foreign Currencies	26
Change in Unrealized Appreciation (Depreciation)	1,064,754
Net Increase (Decrease) in Net Assets Resulting from Operations	1,027,020

1 Dividends are net of foreign withholding taxes of $1,858,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $11,449,000, $72,000, and $2,014,000, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,726	82,443
Realized Net Gain (Loss)	(46,460)	284,265
Change in Unrealized Appreciation (Depreciation)	1,064,754	(3,024,276)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,027,020	(2,657,568)
Distributions
Net Investment Income	(16,927)	(99,293)
Realized Capital Gain[1]	—	(361,426)
Total Distributions	(16,927)	(460,719)
Capital Share Transactions
Issued	579,256	841,029
Issued in Lieu of Cash Distributions	15,527	423,318
Redeemed[2]	(242,091)	(1,137,039)
Net Increase (Decrease) from Capital Share Transactions	352,692	127,308
Total Increase (Decrease)	1,362,785	(2,990,979)
Net Assets
Beginning of Period	1,643,949	4,634,928
End of Period[3]	3,006,734	1,643,949

1 Includes fiscal 2009 short-term gain distributions totaling $2,529,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2010 and 2009 of $967,000 and $2,019,000, respectively.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of
($38,040,000) and ($36,107,000).
See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.74	$33.45	$28.64	$27.08	$16.46	$15.29
Investment Operations
Net Investment Income	.053[1,2]	.653	.900[2]	.560	.337[1]	.185[1]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	6.297	(19.849)	8.362	4.027	11.080	1.988
Total from Investment Operations	6.350	(19.196)	9.262	4.587	11.417	2.173
Distributions
Dividends from Net Investment Income	(.110)	(.763)	(.670)	(.490)	(.240)	(.144)
Distributions from Realized Capital Gains	—	(2.751)	(3.782)	(2.537)	(.557)	(.859)
Total Distributions	(.110)	(3.514)	(4.452)	(3.027)	(.797)	(1.003)
Net Asset Value, End of Period	$16.98	$10.74	$33.45	$28.64	$27.08	$16.46

Total Return[4]	59.55%	–60.16%	33.97%	17.48%	70.19%	14.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,007	$1,644	$4,635	$3,444	$3,297	$921
Ratio of Total Expenses to
Average Net Assets	0.28%[5,6]	0.30%[5]	0.28%[5]	0.35%[5]	0.40%	0.48%
Ratio of Net Investment Income to
Average Net Assets	2.00%[2,6]	2.17%	2.70%[2]	1.88%	1.68%	1.32%
Portfolio Turnover Rate	24%[6]	22%	29%	24%	20%	36%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets for the year ended January
31, 2008, include $0.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in
January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the six months ended July 31, 2009, by $0.161 and 1.19%, respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
3 Includes increases from redemption fees of $.01, $.01, $.00, $.03, $.01, and $.01.
4 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
5 Includes performance-based investment advisory fee increases (decreases) of (0.10%) for fiscal 2010, 0.00% for fiscal
2009, (0.01%) for fiscal 2008, and 0.01% for fiscal 2007.
6 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P/Citigroup Custom Precious Metals and Mining Index. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $1,139,000 (0.10%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $613,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	733,899	—	3,883
Common Stocks—Other	349,146	1,893,878	102
Precious Metals	2,423	—	—
Temporary Cash Investments	35,611	—	—
Total	1,121,079	1,893,878	3,985

21

Precious Metals and Mining Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended July 31, 2009:

Investments in
Securities
($000)
Amount Valued Based on Level 3 Inputs
Balance as of January 31, 2009	2,646
Transfers in and/or out of Level 3	102
Change in Unrealized Appreciation (Depreciation)	1,237
Balance as of July 31, 2009	3,985

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2009, the fund realized net foreign currency losses of $3,496,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended July 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $9,764,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Unrealized appreciation as of January 31, 2009, on the fund’s passive foreign investment company holdings at July 31, 2009, was $43,586,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark to market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2009, the fund realized gains on the sale of these securities of $20,516,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $25,490,000 is reflected in the balance of accumulated net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized depreciation.

At July 31, 2009, the cost of investment securities for tax purposes was $3,290,071,000. Net unrealized depreciation of investment securities for tax purposes was $271,129,000, consisting of unrealized gains of $539,207,000 on securities that had risen in value since their purchase and $810,336,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Precious Metals and Mining Fund

F. During the six months ended July 31, 2009, the fund purchased $608,348,000 of investment securities and sold $264,106,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2009	January 31, 2009
	Shares	Shares
	(000)	(000)
Issued	41,619	37,881
Issued in Lieu of Cash Distributions	1,292	27,485
Redeemed	(18,881)	(50,837)
Net Increase (Decrease) in Shares Outstanding	24,030	14,529

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2009		Proceeds from		July 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AMCOL International Corp.	44,919	—	847	1,093	56,994
Centerra Gold Inc.	61,150	3,826	—	—	96,151
Claude Resources, Inc.	2,524	—	1,379	—	NA1
Franco-Nevada Corp.	171,223	—	105,537	468	NA1
Harry Winston Diamond Corp.	30,643	140	—	—	45,102
Harry Winston Diamond Corp.
Private Placement	2,646	—	—	—	3,883
Hochschild Mining PLC	NA2	80,660	—	250	111,478
Iluka Resources Ltd.	98,933	9,993	—	—	110,034
Imerys SA	134,204	—	469	4,022	216,068
Johnson Matthey PLC	160,598	—	—	4,869	270,336
Lonmin PLC	101,515	33,530	—	—	239,769
Minerals Technologies, Inc.	50,534	4,662	—	141	64,075
Panoramic Resources, Ltd.	—	19,867	—	—	43,213
Peter Hambro Mining PLC	55,203	45,764	—	—	125,645
Sherritt International Corp.	—	17,787	—	606	84,360
St. Barbara Ltd.	23,056	2,662	—	—	21,232
	937,148			11,449	1,488,340

1 Not applicable because at July 31, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.
2 Not applicable because at January 31, 2009, the issuer was not an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2009	7/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,595.47	$1.80
Based on Hypothetical 5% Return	1,000.00	1,023.41	1.40

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised the fund since the fund’s inception in 1984. The advisor continues to employ a sound process, selecting companies which are broadly representative the metals and mining industries with an emphasis on large, stable, and diversified companies. The advisor’s global equity research team—composed of six senior investment professionals and four analysts—conducts intensive fundamental analysis on companies in the industry, including regular company visits.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark over the long term; however, short-term performance had lagged because of the fund’s underweighting in gold stocks. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092009

>	For the six months ended July 31, 2009, the Investor Shares of Vanguard Health Care Fund returned 9.63% and the Admiral Shares 9.68%.
>	The fund outperformed its market benchmark, the Standard & Poor’s Health Care Index, for the period. Health care stocks trailed the broad stock market.
>	Pharmaceutical stocks, which accounted for almost 60% of the fund’s holdings on average, were the engine of performance during the six months.

See page 27 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Results of Proxy Voting	8
Fund Profile	10
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	25
Notice to Shareholders	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Six Months Ended July 31, 2009

Total
Returns
Vanguard Health Care Fund
Investor Shares	9.63%
Admiral™ Shares	9.68
S&P Health Care Index	7.41
Global Health/Biotechnology Funds Average	11.09
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2009, Through July 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$99.12	$108.61	$0.049	$0.000
Admiral Shares	41.83	45.85	0.025	0.000

1

President’s Letter

Dear Shareholder,

Although the health care sector posted gains for the six months ended July 31, the sector significantly underperformed the broad U.S. stock market. During the period, Vanguard Health Care Fund outperformed its benchmark by more than 2 percentage points but lagged the average result for global health/ biotechnology funds.

Strongly performing holdings in pharmaceuticals and providers of health care products, facilities, and services were the biggest contributors to the fund’s performance. Biotechnology stocks weighed on returns for the period.

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After

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three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. In mid-March, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act. On the monetary side, the Fed has kept

Market Barometer

	Total Returns
	Periods Ended July 31, 2009
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	22.26%	-20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	-20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	-19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	-20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	-2.10%	2.60%

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its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

Health care stocks lagged the broad market’s rebound

Often considered defensive in nature, the health care sector shone as one of the brightest areas of the market when stocks experienced extreme volatility from late 2007 through early 2009. However, when stocks began to rally in March 2009 and investors began to venture out of the market’s safer harbors, the health care sector fell behind. Although the sector lagged the broad market by double digits at the end of the six months, it did finish solidly in positive territory.

The health care industry has also been grappling with a number of fundamental issues: fast-approaching patent expirations for some of the nation’s leading drugs; a slower, more conservative approval process for new drugs; and uncertainty about the implications of health care reform.

Vanguard Health Care Fund finished the period with a return of about 9.6%, a couple of points ahead of its benchmark index. Strongly performing holdings in pharmaceuticals—which, on average, accounted for almost 60% of the fund’s

Expense Ratios
Your Fund Compared With Its Peer Group
			Global Health/
	Investor	Admiral	Biotechnology Funds
	Shares	Shares	Average
Health Care Fund	0.33%	0.25%	1.58%

The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the Health Care Fund’s annualized expense ratios were 0.38% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

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assets—played a large role in the fund’s outperformance. Stocks in the health care providers and services subsector also helped boost returns.

Within the broad health care industry, biotechnology stocks were the only area to post a negative result for the period. The fund’s sizable investments in some of the poorly performing biotech firms detracted from its performance.

A word on expenses

In the table on page 4, you’ll see our estimated expense ratio for fiscal 2010 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures have risen since fiscal 2009. The explanation is threefold.

First, as the value of fund assets has declined, the fund’s fixed expenses are expected to account for a modestly higher percentage of fund assets. Second, in fiscal 2009, the fund’s board of directors approved an increase in the advisory fee that took effect on August 31, 2008.

Finally, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have since the start of fiscal 2010, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Please see page 27 for a Notice to Shareholders concerning the most recent advisory fee schedule approved by the fund’s board of directors. The new agreement is expected to produce modestly higher advisory fees.

Sector funds can play a part in a well-balanced portfolio

Investors have been forced to endure many challenges over the past year and a half. In 2008, the U.S. stock market experienced its worst calendar year since the 1930s. The beginning of 2009 brought more bad news, as prices continued to fall until March. As market shifts continue on almost a daily basis, it’s impossible to say where stocks will go from here.

Because of the market’s unpredictable nature, we encourage investors to tune out the short-term “noise” and instead focus on constructing a portfolio that contains a mix of stocks, bonds, and money market funds appropriate for your long-term goals. Such a well-balanced portfolio can provide you with some protection from the market’s extreme ups and downs while also giving you the opportunity for long-term growth. We believe that Vanguard Health Care Fund can play a part in such a well-balanced portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 12, 2009

5

Advisor’s Report

Vanguard Health Care Fund returned 9.63% for Investor Shares and 9.68% for Admiral Shares in the six months ended July 31, 2009. This compares to the S&P 500 Index return of 21.18%, the S&P Health Care Index return of 7.41%, and the average return of 11.09% for global health/biotechnology funds.

The investment environment

After collapsing to a historic low in early March, the stock market strongly rebounded to post excellent returns for the six-month period. During this time, health care stocks demonstrated their typically defensive characteristics, outperforming during the decline phase and then seriously lagging the subsequent rebound. Complicating the picture has been the market’s anticipation of the effects of U.S. health care reform. More aggressive intrusion by the government into the management of health care is being interpreted as negative for industry.

Managed-care companies and big pharmaceutical companies generally did better during the half-year than they had during the prior six months.

Our successes

Schering-Plough, AstraZeneca, and Cerner were our strongest contributors during the period. Schering-Plough’s stock price jumped significantly following news that the company would merge with Merck. Cerner shares benefited from the government’s economic stimulus package, which should help spur growth in health care usage of information technology.

Portfolio Changes
Six Months Ended July 31, 2009

Additions	Comments
Cardinal Health	We took advantage of weakness to add to our holding.
Cephalon	Also augmented on weakness.

Reductions	Comments
Allergan	Eliminated after strong performance.
Schering-Plough	Reduced to take advantage of strong performance;
still our largest holding.
Sanofi-Aventis	Reduced because of lowered growth expectations.

6

Our shortfalls

Holdings in Abbott Laboratories, Genzyme, and Takeda Pharmaceutical were weak. Abbott had a strong 2008, but has given back gains in 2009. Takeda’s stock price fell following news that the U.S. Food and Drug Administration probably will not approve the company’s diabetes drug without more clinical data to satisfy the FDA’s cardiovascular safety requirements.

The fund’s positioning

Following the sector’s significant underperformance in what may prove to have been a bear market rally, we believe health care is now positioned to perform well relative to the rest of the market. Valuations are reasonable. If the health care reform package ends up on the moderate side, the outlook could be quite favorable. Our all-weather strategy of diversification across industry subsectors and geographies with a focus on attractive valuations remains the centerpiece of our investment strategy.

Edward P. Owens

Senior Vice President and

Portfolio Manager

Jean M. Hynes

Senior Vice President and

Associate Portfolio Manager

Wellington Management Company, LLP

August 12, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1 – Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
Andr F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2–Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Health Care Fund
2a	170,766,604	3,507,534	10,319,558	16,898,995	84.8%
2b	170,338,340	4,557,458	9,697,893	16,898,999	84.5%
2c	167,481,321	4,153,181	12,959,190	16,898,998	83.1%
2d	167,879,486	4,210,105	12,504,100	16,898,999	83.3%
2e	167,828,948	3,976,004	12,788,739	16,898,999	83.3%
2f	172,469,110	4,033,283	8,091,302	16,898,996	85.6%
2g	173,947,079	4,077,764	6,568,852	16,898,994	86.3%

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Fund shareholders did not approve the following proposal:

Proposal 3–Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against this proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Health Care Fund	28,323,289	5,906,193	150,360,063	16,903,145	14.1%

9

Health Care Fund

Fund Profile

As of July 31, 2009

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.33%	0.25%
30-Day SEC Yield	1.11%	1.17%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P Health	Market
	Fund	Care Index	Index
Number of Stocks	77	53	4,370
Median Market Cap	$33.4B	$43.3B	$26.1B
Price/Earnings Ratio	15.0x	16.2x	23.0x
Price/Book Ratio	2.4x	2.8x	2.1x
Return on Equity	17.3%	20.2%	19.6%
Earnings Growth Rate	10.9%	16.7%	12.6%
Dividend Yield	2.2%	2.1%	2.0%
Foreign Holdings	24.9%	0.0%	0.0%
Turnover Rate (Annualized)	5%	—	—
Short-Term Reserves	6.2%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P Health	Market
	Care Index	Index
R-Squared	0.95	0.64
Beta	0.98	0.66
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Schering-Plough Corp.	Pharmaceuticals	7.5%
Forest Laboratories, Inc.	Pharmaceuticals	4.2
Roche Holdings AG	Pharmaceuticals	3.7
Eli Lilly & Co.	Pharmaceuticals	3.7
AstraZeneca Group PLC	Pharmaceuticals	3.7
Abbott Laboratories	Pharmaceuticals	3.2
Wyeth	Pharmaceuticals	3.2
McKesson Corp.	Health Care Distributors	3.1
Merck & Co., Inc.	Pharmaceuticals	3.1
Amgen Inc.	Biotechnology	2.9
Top Ten		38.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the Health Care Fund’s annualized expense ratios were 0.38% for Investor Shares and 0.30% for Admiral Shares.

10

Health Care Fund

Sector Diversification (% of equity exposure)
		S&P Health
	Fund	Care Index
Biotechnology	7.6%	13.9%
Consumer Staples	2.3	0.0
Health Care Distributors	5.1	2.9
Health Care Equipment	7.3	13.8
Health Care Facilities	1.2	0.1
Health Care Services	3.1	5.5
Health Care Supplies	0.5	0.4
Health Care Technology	1.8	0.2
Industrials	0.4	0.0
Life Sciences Tools &
Services	0.3	3.2
Managed Health Care	10.0	7.4
Materials	1.0	0.0
Pharmaceuticals	59.4	52.6
Sector percentages combine U.S. and international holdings.

Market Diversification (% of equity exposure)
Fund
Europe
Switzerland	6.5%
United Kingdom	4.4
France	3.0
Other Europe	1.9
Subtotal	15.8
Pacific
Japan	10.9%
North America
United States	73.3%
Percentages exclude currency contracts held by the fund.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999, Through July 31, 2009

Note: For 2010, performance data reflect the six months ended July 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	-8.55%	3.00%	7.53%
Admiral Shares	11/12/2001	-8.48	3.09	4.60[1]
1 Return since inception.

Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.9%)
United States (69.0%)
Biotechnology (7.1%)
*	Amgen Inc.	8,838,455	550,724
*	Genzyme Corp.	5,519,340	286,398
*	Cephalon, Inc.	2,552,000	149,675
*,1	OSI Pharmaceuticals, Inc.	3,612,000	122,049
*	Biogen Idec Inc.	1,820,000	86,541
*	Vertex
	Pharmaceuticals, Inc.	1,593,800	57,393
*	Onyx Pharmaceuticals, Inc.	807,200	28,995
*	Amylin
	Pharmaceuticals, Inc.	1,957,200	28,790
*	United Therapeutics Corp.	111,000	10,281
*	Cubist
	Pharmaceuticals, Inc.	383,528	7,621
			1,328,467
Chemicals (0.9%)
	Sigma-Aldrich Corp.	3,480,000	176,610

Food & Staples Retailing (1.9%)
	Walgreen Co.	11,650,000	361,733

Health Care Equipment & Supplies (7.3%)
*	St. Jude Medical, Inc.	8,810,900	332,259
	Medtronic, Inc.	7,314,900	259,094
	Becton, Dickinson & Co.	3,402,500	221,673
	Beckman Coulter, Inc.	2,511,784	158,217
	Baxter International, Inc.	2,700,000	152,199
	DENTSPLY
	International Inc.	2,485,400	82,888
*	Hospira, Inc.	1,595,070	61,299
	Covidien PLC	1,150,000	43,481
*	Zimmer Holdings, Inc.	500,000	23,300
	STERIS Corp.	803,083	22,551
			1,356,961
Health Care Providers & Services (18.1%)
	McKesson Corp.	11,489,900	587,708
	UnitedHealth Group Inc.	19,485,100	546,752
*	WellPoint Inc.	6,802,400	358,078
	Quest Diagnostics, Inc.	5,785,400	315,999
*	Humana Inc.	8,094,800	265,914

	CIGNA Corp.	8,510,600	241,701
	Cardinal Health, Inc.	6,536,708	217,672
*,1	Coventry Health Care Inc.	9,057,500	208,322
*	Laboratory Corp. of
	America Holdings	2,731,360	183,520
	Universal Health
	Services Class B	2,160,400	120,140
*,1	Health Management
	Associates Class A	15,756,900	95,014
	Owens & Minor, Inc.	2,000,000	88,600
	Aetna Inc.	2,350,000	63,380
*	Health Net Inc.	4,663,458	63,097
*	DaVita, Inc.	304,600	15,139
*	WellCare Health Plans Inc.	449,000	9,995
			3,381,031
Health Care Technology (1.7%)
*	Cerner Corp.	3,250,000	211,510
	IMS Health, Inc.	8,547,400	102,569
			314,079
Household Products (0.1%)
*	Energizer Holdings, Inc.	387,300	24,810

Life Sciences Tools & Services (0.3%)
*,1	PAREXEL
	International Corp.	3,140,400	48,582

Machinery (0.3%)
	Pall Corp.	2,104,600	63,306

Personal Products (0.1%)
	Mead Johnson
	Nutrition Co.	270,400	9,845

13

Health Care Fund

			Market
			Value•
		Shares	($000)
	Pharmaceuticals (31.2%)
	Schering-Plough Corp.	52,941,700	1,403,484
*,1	Forest Laboratories, Inc.	30,133,000	778,335
	Eli Lilly & Co.	19,879,900	693,610
	Abbott Laboratories	13,300,000	598,367
	Wyeth	12,838,800	597,646
	Merck & Co., Inc.	19,471,200	584,331
	Pfizer Inc.	30,813,570	490,860
	Bristol-Myers Squibb Co.	16,490,000	358,493
	Perrigo Co. (U.S.Shares)	4,150,000	112,631
*	Sepracor Inc.	4,857,900	84,285
*	Watson
	Pharmaceuticals, Inc.	2,100,000	72,933
	Johnson & Johnson	800,000	48,712
			5,823,687
	Total United States		12,889,111
	International (24.9%)
	Belgium (0.3%)
	UCB SA	1,944,146	64,254

	Denmark (0.3%)
^	Novo Nordisk A/S
	B Shares	800,000	46,812

	France (2.8%)
	Sanofi-Aventis	6,926,233	453,163
	Ipsen Promesses	1,400,000	64,428
			517,591
	Germany (0.8%)
	Bayer AG	1,994,656	122,242
	Fresenius
	Medical Care AG	611,950	28,106
			150,348
	Ireland (0.3%)
*	Elan Corp. PLC ADR	7,721,600	60,846

	Japan (10.2%)
	Astellas Pharma Inc.	14,265,700	541,892
	Takeda
	Pharmaceutical Co. Ltd.	9,949,900	400,829
	Eisai Co., Ltd.	9,493,700	336,841
	Daiichi Sankyo Co., Ltd.	12,251,500	220,993
	Shionogi & Co., Ltd.	9,876,000	202,904
	Tanabe Seiyaku Co., Ltd.	6,850,000	81,375
	Chugai
	Pharmaceutical Co., Ltd.	4,101,800	74,801
	Ono
	Pharmaceutical Co., Ltd.	960,000	42,519
	Terumo Corp.	200,000	10,135
			1,912,289
	Switzerland (6.1%)
	Roche Holdings AG	3,968,977	625,697
	Novartis AG (Registered)	9,519,880	434,959
	Roche Holdings AG (Bearer)	429,320	71,309
			1,131,965
	United Kingdom (4.1%)

	AstraZeneca Group PLC	14,881,500	693,154
	GlaxoSmithKline
	PLC ADR	1,942,381	74,374
			767,528
	Total International		4,651,633
	Total Common Stocks
	(Cost $14,225,456)		17,540,744
Temporary Cash Investments (6.1%)
	Money Market Fund (0.0%)
2,3	Vanguard Market
	Liquidity Fund, 0.335%	331,886	332

		Face
		Amount
		($000)
	Commercial Paper (1.1%)
	General Electric
	Capital Corp.,
	0.300%, 10/22/09	200,000	199,830
Repurchase Agreement (5.0%)
	Banc of America
	Securities, LLC 0.200%,
	8/3/09 (Dated 7/31/09,
	Repurchase Value
	$937,116,000, collateralized
	by Federal National
	Mortgage Assn. 6.000%,
	5/1/38)	937,100	937,100
Total Temporary Cash Investments
	(Cost $1,137,295)		1,137,262
	Total Investments (100.0%)
	(Cost $15,362,751)		18,678,006
Other Assets and Liabilities (0.0%)
	Other Assets		50,827
	Liabilities[3]		(58,451)
			(7,624)
	Net Assets (100%)		18,670,382

14

Health Care Fund

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	15,152,659
Undistributed Net Investment Income	159,929
Accumulated Net Realized Gains	41,771
Unrealized Appreciation (Depreciation)
Investment Securities	3,315,255
Foreign Currencies	768
Net Assets	18,670,382

Investor Shares–Net Assets
Applicable to 100,273,780 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,891,086
Net Asset Value Per Share–
Investor Shares	$108.61

Admiral Shares–Net Assets
Applicable to 169,669,831 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,779,296
Net Asset Value Per Share–
Admiral Shares	$45.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $315,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $332,000 of collateral received for securities on loan.
ADR–American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Assets and Liabilities

As of July 31, 2009

Market Value
($000)
Assets
Investments in Securities, at Value	18,678,006
Receivables for Investment Securities Sold	21,336
Receivables for Capital Shares Issued	4,661
Other Assets	24,830
Total Assets	18,728,833
Liabilities
Security Lending Collateral Payable to Brokers	332
Payables for Capital Shares Redeemed	9,268
Other Liabilities	48,851
Total Liabilities	58,451
Net Assets	18,670,382

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	231,416
Interest	965
Security Lending	4,023
Total Income	236,404
Expenses
Investment Advisory Fees–Note B	11,490
The Vanguard Group–Note C
Management and Administrative–Investor Shares	10,255
Management and Administrative–Admiral Shares	4,919
Marketing and Distribution–Investor Shares	1,235
Marketing and Distribution–Admiral Shares	880
Custodian Fees	85
Auditing Fees	1
Shareholders’ Reports and Proxies–Investor Shares	469
Shareholders’ Reports and Proxies–Admiral Shares	68
Trustees’ Fees and Expenses	20
Total Expenses	29,422
Net Investment Income	206,982
Realized Net Gain (Loss)
Investment Securities Sold[2]	70,811
Foreign Currencies	(684)
Realized Net Gain (Loss)	70,127
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,301,650
Foreign Currencies	830
Change in Unrealized Appreciation (Depreciation)	1,302,480
Net Increase (Decrease) in Net Assets Resulting from Operations	1,579,589

1Dividends are net of foreign withholding taxes of $14,365,000.
2Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and
($8,411,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	206,982	358,569
Realized Net Gain (Loss)	70,127	1,460,834
Change in Unrealized Appreciation (Depreciation)	1,302,480	(5,975,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,579,589	(4,156,350)
Distributions
Net Investment Income
Investor Shares	(5,039)	(187,362)
Admiral Shares	(4,391)	(143,549)
Realized Capital Gain[1]
Investor Shares	–	(936,594)
Admiral Shares	–	(684,776)
Total Distributions	(9,430)	(1,952,281)
Capital Share Transactions
Investor Shares	(505,327)	(324,652)
Admiral Shares	(448,968)	(339,252)
Net Increase (Decrease) from Capital Share Transactions	(954,295)	(663,904)
Total Increase (Decrease)	615,864	(6,772,535)
Net Assets
Beginning of Period	18,054,518	24,827,053
End of Period[2]	18,670,382	18,054,518

1 Includes fiscal 2009 short-term gain distributions totaling $47,615,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets–End of Period includes undistributed (overdistributed) net investment income of $159,929,000 and ($36,939,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$99.12	$133.80	$149.69	$143.39	$123.84	$124.29
Investment Operations
Net Investment Income	1.175	1.998	2.766[1]	1.953	1.753	1.272
Net Realized and Unrealized Gain (Loss)
on Investments	8.364	(25.229)	(5.317)	13.107	24.424	3.385
Total from Investment Operations	9.539	(23.231)	(2.551)	15.060	26.177	4.657
Distributions
Dividends from Net Investment Income	(.049)	(1.925)	(2.747)	(2.100)	(1.542)	(1.112)
Distributions from Realized Capital Gains	–	(9.524)	(10.592)	(6.660)	(5.085)	(3.995)
Total Distributions	(.049)	(11.449)	(13.339)	(8.760)	(6.627)	(5.107)
Net Asset Value, End of Period	$108.61	$99.12	$133.80	$149.69	$143.39	$123.84

Total Return[2]	9.63%	-17.44%	-1.97%	10.85%	21.49%	3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,891	$10,478	$14,314	$16,662	$17,198	$19,087
Ratio of Total Expenses to
Average Net Assets	0.38%[3]	0.29%	0.26%	0.25%	0.25%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.40%[3]	1.64%	1.78%[1]	1.33%	1.29%	1.02%
Portfolio Turnover Rate	5%[3]	12%	9%	8%	14%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.585 and
0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.83	$56.47	$63.19	$60.52	$52.25	$52.44
Investment Operations
Net Investment Income	.512	.879	1.220[1]	.877	.779	.576
Net Realized and Unrealized Gain (Loss)
on Investments	3.533	(10.648)	(2.257)	5.542	10.328	1.431
Total from Investment Operations	4.045	(9.769)	(1.037)	6.419	11.107	2.007
Distributions
Dividends from Net Investment Income	(.025)	(.852)	(1.212)	(.938)	(.690)	(.511)
Distributions from Realized Capital Gains	–	(4.019)	(4.471)	(2.811)	(2.147)	(1.686)
Total Distributions	(.025)	(4.871)	(5.683)	(3.749)	(2.837)	(2.197)
Net Asset Value, End of Period	$45.85	$41.83	$56.47	$63.19	$60.52	$52.25

Total Return[2]	9.68%	-17.38%	-1.90%	10.96%	21.62%	3.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,779	$7,576	$10,513	$10,819	$9,123	$2,819
Ratio of Total Expenses to
Average Net Assets	0.30%[3]	0.22%	0.18%	0.17%	0.14%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.48%[3]	1.71%	1.86%[1]	1.41%	1.40%	1.10%
Portfolio Turnover Rate	5%[3]	12%	9%	8%	14%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.247 and
0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

21

Health Care Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006Ð2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual rate of 0.14% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $4,160,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

Health Care Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1–Quoted prices in active markets for identical securities.

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3–Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks–United States	12,889,111	–	–
Common Stocks–International	135,220	4,516,413	–
Temporary Cash Investments	332	1,136,930	–
Total	13,024,663	5,653,343	–

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2009, the fund realized net foreign currency losses of $684,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2009, the cost of investment securities for tax purposes was $15,362,751,000. Net unrealized appreciation of investment securities for tax purposes was $3,315,255,000, consisting of unrealized gains of $4,934,163,000 on securities that had risen in value since their purchase and $1,618,908,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $435,042,000 of investment securities and sold $1,373,862,000 of investment securities, other than temporary cash investments.

23

Health Care Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	322,397	3,291	683,036	5,807
Issued in Lieu of Cash Distributions	4,802	53	1,073,783	10,605
Redeemed[1]	(832,526)	(8,785)	(2,081,471)	(17,676)
Net Increase (Decrease)–Investor Shares	(505,327)	(5,441)	(324,652)	(1,264)
Admiral Shares
Issued	177,897	4,297	478,417	9,423
Issued in Lieu of Cash Distributions	3,919	103	738,966	17,282
Redeemed[1]	(630,784)	(15,841)	(1,556,635)	(31,749)
Net Increase (Decrease)–Admiral Shares	(448,968)	(11,441)	(339,252)	(5,044)
1 Net of redemption fees for fiscal 2010 and 2009 of $782,000 and $1,038,000, respectively (fund totals).

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2009		Proceeds from		July 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Coventry Health Care Inc.	142,015	–	6,147	–	208,322
Forest Laboratories, Inc.	754,530	–	–	–	778,335
Health Management
Associates Class A	25,053	–	–	–	95,014
OSI Pharmaceuticals, Inc.	123,888	5,044	1,752	–	122,049
PAREXEL International Corp.	31,059	–	–	–	48,582
	1,076,545				1,252,302

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2009	7/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,096.34	$1.98
Admiral Shares	1,000.00	1,096.82	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$1.91
Admiral Shares	1,000.00	1,023.31	1.51

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Notice to Shareholders

The board of trustees of Vanguard Health Care Fund has adopted a new advisory fee schedule for the fund, effective August 1, 2009. The new advisory fee schedule is expected to increase the fund’s expense ratio by 0.01%. For shareholders, the increase represents an additional $1.00 in annual cost on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average daily net assets for the quarter.

For the six months ended July 31, 2009, the total advisory fees paid by Vanguard Health Care Fund were $11,490,000, or an annual rate of 0.14% of the fund’s average net assets. If the new fee schedule had been in place throughout the period, the advisory fees paid by the fund would have been $12,941,000, or an annual rate of 0.15% of the fund’s average net assets. The average advisory fee paid by funds in Vanguard Health Care Fund’s Lipper peer group was 0.70% of assets as of December 31, 2008.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The board’s decision to adopt the new advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm’s-length negotiations with Wellington Management and considered the following factors, among others:

• The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

Specifically, the board noted that the fund’s investment manager, Edward P. Owens, has managed the fund since its inception in 1984 and that Jean Hynes has been associate manager of the Fund since 2008. Further, the board noted that Wellington Management utilizes intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. The new fee arrangement will enable Wellington

27

Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

• The trustees considered the fund’s investment performance compared with those of the fund’s peer group and a relevant benchmark. The board concluded that short- and long-term performance has been consistently competitive versus the fund’s benchmark, the S&P Health Care Index. The board also concluded that short- and long-term performance has been in line with or above the average return of the fund’s peer group of global health/biotechnology funds (as defined by Lipper).

• The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly below those of most of its peers.

• The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate.

• The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and concluded that approval of the new investment advisory agreement is in the best interests of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of January 31, 2009, the firm managed approximately $420 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The managers primarily responsible for overseeing the fund are:

Edward P. Owens, CFA, senior vice president and global industry analyst of Wellington Management. He has worked in investment management with Wellington Management since 1974 and has been portfolio manager of the fund since its inception in 1984. Education: B.S., University of Virginia; M.B.A., Harvard Business School.

Jean M. Hynes, CFA, senior vice president and global industry analyst of Wellington Management. She has worked in investment management with Wellington Management since 1991; has performed securities analysis for the fund since 1995; has managed investment portfolios since 1997; and has been associate portfolio manager of the fund since 2008. Education: B.A., Wellesley College.

Wellington Management is owned by its 110 active partners, all of whom are active members of the firm. The managing partners of the firm are Phillip H. Perelmuter, Brendan J. Swords, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation, Distributor.
Q522 092009

Vanguard REIT Index Fund Semiannual Report

July 31, 2009

>	Vanguard REIT Index returned about 18% for the six months ended July 31, 2009.
>	The fund’s performance tracked that of its benchmark, the U.S. REIT Spliced Index, and was in line with the average return of competing real estate funds.
>	REITs began to bounce back over the fiscal half-year, after suffering some of their worst returns on record in 2007, 2008, and the early months of 2009.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard REIT Index Fund
Investor Shares	VGSIX	18.28%
Admiral™ Shares[1]	VGSLX	18.36
Signal® Shares[2]	VGRSX	18.37
Institutional Shares[3]	VGSNX	18.41
ETF Shares[4]	VNQ
Market Price		17.64
Net Asset Value		18.37
U.S. REIT Spliced Index[5]		17.84
MSCI® US REIT Index		17.86
Average Real Estate Fund[6]		18.48

Your Fund’s Performance at a Glance
January 31, 2009–July 31, 2009

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$10.02	$11.44	$0.315	$0.000	$0.000
Admiral Shares	42.74	48.80	1.366	0.000	0.000
Signal Shares	11.41	13.03	0.364	0.000	0.000
Institutional Shares	6.61	7.55	0.212	0.000	0.000
ETF Shares	30.14	34.44	0.963	0.000	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Signal Shares also carry lower costs and are available to institutional shareholders who meet certain administrative, service, and account-size criteria.
3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.
4 Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No.
6,879,964 B2; 7,337,138.
5 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009;
MSCI US REIT Index thereafter.
6 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the six-month period ended July 31, 2009, Vanguard REIT Index Fund returned about 18%. The fund’s returns were on par with its target index, which, like the portfolio, included a small cash position until April 30, 2009, when we removed the cash position from both the benchmark and the portfolio. As the REIT market has become more liquid, the need for a permanent cash position to facilitate shareholder transactions has disappeared. The fund’s return was also in line with that of the average real estate fund.

All six subsectors of the REIT market ended the period in positive territory. Specialized REITs and retail REITs were the biggest contributors to returns for both the fund and its index.

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

2

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. By spring, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered the highest yields. Municipal bonds also

Market Barometer
		Total Returns
	Periods Ended July 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	22.26%	–20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	–20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	–19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	–20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup 3-Month Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	–2.10%	2.60%
1 Annualized.

3

benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act of 2009. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

REIT recovery lags the broad market

Real estate investments started to steadily decline when the subprime mortgage crisis began in August of 2007. They continued to fall throughout 2008 and into the first few months of 2009. In the second quarter of 2009, a rally was triggered when many REITs tapped the capital markets to repair their troubled balance sheets—a refurbishment aided by the Federal Reserve’s aggressive efforts to stabilize the financial system.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
						Average
	Investor	Admiral	Signal	Institutional	ETF	Real Estate
	Shares	Shares	Shares	Shares	Shares	Fund
REIT Index Fund	0.26%	0.15%	0.15%	0.10%	0.15%	1.42%

1 The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the annualized expense ratios were 0.26% for Investor Shares, 0.14% for
Admiral Shares, 0.14% for Signal Shares, 0.09% for Institutional Shares, and 0.14% for ETF Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

During this time, REITs managed to gain back some ground and, as a whole, finished solidly in positive territory for the six-month period. Despite positive results, REIT returns trailed the returns of the broad stock market.

All areas of the REIT market rose for the period. The biggest gains came from specialized REITs, which include hotels and self-storage companies. These stocks were hurt by cuts in spending by both businesses and consumers, but they advanced in the second half of the period after REITs raised capital, helping to improve REIT balance sheets and to restore investors’ confidence in their financial stability.

Retail REITs—which had suffered some of the biggest losses when budget-conscious consumers trimmed spending—recovered significantly by the end of the period, as investors became more confident about the strength of retail landlords.

Sector funds can play a part in a well-balanced portfolio

Investors have endured many challenges over the past year and a half. In 2008, the U.S. stock market experienced its worst calendar year since the 1930s. The beginning of 2009 brought more bad news, as prices continued to fall until March, when stocks began to rally. As markets continue to shift on almost a daily basis, it’s impossible to say where stocks will go from here.

Because of the market’s unpredictable nature, we encourage you to tune out the short-term “noise” and instead focus on constructing a portfolio that contains a mix of stocks, bonds, and money market funds appropriate for your goals, time horizon, and risk tolerance. Such a well-balanced portfolio can provide you with some protection from the market’s extreme ups and downs, while also giving you the opportunity for long-term growth.

We believe that with its low costs, proven ability to track its index, and broad exposure to the REIT market, Vanguard REIT Index Fund can play a valuable part in a well-balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 14, 2009

5

Vanguard REIT ETF
Premium/Discount: September 23, 2004[1]–July 31, 2009

	Market Price Above or		Market Price Below
	Equal to Net Asset Value		Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	522	42.64%	594	48.53%
25–49.9	40	3.27	41	3.35
50–74.9	11	0.90	2	0.16
75–100.0	5	0.41	2	0.16
> 100.0	4	0.33	3	0.25
Total	582	47.55%	642	52.45%

1 Inception.
2 One basis point equals 1/100 of a percentage point.

6

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
André F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund
2a	245,175,011	5,324,189	4,192,844	30,095,260	86.1%
2b	242,279,392	5,982,504	6,428,547	30,096,861	85.1%
2c	240,782,413	5,627,046	8,280,988	30,096,857	84.5%
2d	241,209,974	5,737,958	7,744,113	30,095,259	84.7%
2e	240,641,611	5,678,485	8,371,945	30,095,263	84.5%
2f	243,656,578	5,712,283	5,323,182	30,095,261	85.6%
2g	243,565,140	6,346,764	4,780,133	30,095,266	85.5%

7

Fund shareholders did not approve the following proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	35,113,066	9,174,865	210,360,878	30,138,495	12.3%

8

REIT Index Fund

Fund Profile

As of July 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	97	97	4,370
Median Market Cap	$3.4B	$3.4B	$26.1B
Price/Earnings Ratio	93.8x	93.6x	23.0x
Price/Book Ratio	1.4x	1.4x	2.1x
Yield[3]	—	5.4%	2.0%
Investor Shares	4.5%
Admiral Shares	4.7%
Signal Shares	4.7%
Institutional Shares	4.7%
ETF Shares	4.7%
Return on Equity	9.2%	9.2%	19.6%
Earnings Growth Rate	–4.9%	–4.9%	12.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	23%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.26%
Admiral Shares	0.15%
Signal Shares	0.15%
Institutional Shares	0.10%
ETF Shares	0.15%
Short-Term Reserves	0.8%	—	—

Fund Allocation by REIT Type
(% of equity exposure)

Specialized	29.2%
Retail	24.5
Office	17.0
Residential	14.9
Diversified	8.9
Industrial	5.5

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.69
Beta	1.00	1.59

Ten Largest Holdings[8] (% of total net assets)

Simon Property Group, Inc. REIT	9.3%
Public Storage, Inc. REIT	5.5
Vornado Realty Trust REIT	4.8

Boston Properties, Inc. REIT	4.3
HCP, Inc. REIT	4.2
Equity Residential REIT	3.9
Ventas, Inc. REIT	3.3
Host Hotels & Resorts Inc. REIT	3.2
Avalonbay Communities, Inc. REIT	2.8
Health Care Inc. REIT	2.6
Top Ten	43.9%

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date.
For the six months ended July 31, 2009, the annualized expense ratios were 0.26% for Investor Shares, 0.14% for
Admiral Shares, 0.14% for Signal Shares, 0.09% for Institutional Shares, and 0.14% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009;
MSCI US REIT Index thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

9

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999–July 31, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[3]	5/13/1996	–42.46%	–2.67%	5.31%
Admiral Shares	11/12/2001	–42.43	–2.59	4.28[4]
Signal Shares	6/4/2007	–42.43	–32.10[4]	—
Institutional Shares	12/2/2003	–42.40	–2.56	–1.05[4]
ETF Shares	9/23/2004
Market Price		–42.43	–3.97[4]	—
Net Asset Value		–42.43	–3.96[4]	—

1 Six months ended July 31, 2009.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through
April 30, 2009; MSCI US REIT Index thereafter.
3 Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held for less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Return since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

10

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (99.3%)
Diversified REITs (8.9%)
	Vornado Realty Trust REIT	7,053,177	359,853
	Liberty Property Trust REIT	4,415,754	122,626
	Washington REIT	2,592,667	66,346
	PS Business Parks, Inc. REIT	686,036	35,475
	Investors Real Estate Trust REIT	2,835,039	26,394
	Colonial Properties Trust REIT	2,029,772	16,198
^	Cousins Properties, Inc. REIT	1,869,710	16,117
	CapLease, Inc. REIT	2,116,580	6,413
	Winthrop Realty Trust REIT	597,882	5,740
*	Gramercy Capital Corp. REIT	1,959,891	2,822
			657,984
Industrial REITs (5.5%)
	ProLogis REIT	18,764,727	164,942
	AMB Property Corp. REIT	6,259,641	124,003
	DCT Industrial Trust Inc. REIT	8,964,145	40,877
	EastGroup Properties, Inc. REIT	1,120,776	38,913
	DuPont Fabros Technology Inc. REIT	1,586,793	16,979
	First Potomac REIT	1,221,549	11,446
^	First Industrial Realty Trust REIT	1,878,592	7,965
			405,125
Office REITs (16.9%)
	Boston Properties, Inc.
	REIT	6,091,939	322,264
	Digital Realty Trust, Inc.
	REIT	3,219,289	130,542
	Mack-Cali Realty Corp.
	REIT	3,429,917	95,729
	Duke Realty Corp. REIT	9,563,617	90,759
	SL Green Realty Corp.
	REIT	3,319,783	85,584
	Corporate Office
	Properties Trust, Inc.
	REIT	2,431,263	82,444
	Highwood Properties, Inc.
	REIT	3,125,517	80,044
^	Alexandria Real Estate
	Equities, Inc. REIT	1,759,862	67,068
	BioMed Realty Trust, Inc.

REIT	4,344,109	50,739
HRPT Properties Trust
REIT	10,179,835	49,067
Brandywine Realty Trust
REIT	5,512,278	45,090
Douglas Emmett, Inc.
REIT	4,362,090	44,319
Kilroy Realty Corp. REIT	1,869,888	44,129
Franklin Street
Properties Corp. REIT	2,678,096	38,190
Lexington Realty Trust
REIT	3,908,101	16,727
Parkway Properties Inc.
REIT	966,662	13,698
		1,256,393
Residential REITs (14.7%)
Equity Residential REIT	12,194,055	292,657
Avalonbay
Communities, Inc. REIT	3,570,686	207,814
Camden Property Trust
REIT	2,920,252	86,177
Essex Property Trust, Inc.
REIT	1,197,761	77,867
UDR, Inc. REIT	6,652,244	69,516
BRE Properties Inc.
Class A REIT	2,286,533	54,259
Equity Lifestyle
Properties, Inc. REIT	1,270,253	52,931

11

REIT Index Fund

			Market
			Value•
		Shares	($000)
	American Campus
	Communities, Inc. REIT	2,275,568	52,179
	Home Properties, Inc.
	REIT	1,449,732	51,755
	Mid-America Apartment
	Communities, Inc. REIT	1,261,737	50,053
	Apartment Investment
	& Management Co.
	Class A REIT	5,243,385	49,183
	Post Properties, Inc. REIT	1,976,855	27,992
	Sun Communities, Inc.
	REIT	781,082	11,951
	Education Realty
	Trust, Inc. REIT	2,370,293	11,496
			1,095,830
Retail REITs (24.3%)
	Simon Property
	Group, Inc. REIT	12,413,702	691,691
	Kimco Realty Corp. REIT	15,397,275	151,509
	Federal Realty
	Investment Trust REIT	2,640,788	150,657
	Regency Centers Corp.
	REIT	3,518,893	112,886
^	Realty Income Corp.
	REIT	4,663,179	109,958
	Weingarten Realty
	Investors REIT	4,889,187	75,440
	National Retail Properties
	REIT	3,531,772	69,611
^	The Macerich Co. REIT	3,496,220	68,771
	Taubman Co. REIT	2,371,175	63,097
	Tanger Factory Outlet
	Centers, Inc. REIT	1,415,608	50,311
	Developers Diversified
	Realty Corp. REIT	6,070,243	34,054
	CBL & Associates
	Properties, Inc. REIT	5,493,079	32,629
^	Equity One, Inc. REIT	1,918,817	28,878
	Alexander’s, Inc. REIT	91,057	25,090
	Inland Real Estate Corp.
	REIT	3,337,239	24,629
	Acadia Realty Trust REIT	1,652,449	22,639
	Saul Centers, Inc. REIT	598,936	20,286
	Getty Realty Holding Corp.
	REIT	830,352	18,592
	Urstadt Biddle Properties
	Class A REIT	867,668	13,353
	Cedar Shopping
	Centers, Inc. REIT	1,986,573	10,549
^	Pennsylvania REIT	1,674,427	8,858
	Kite Realty Group Trust
	REIT	2,643,188	8,458
	Ramco-Gershenson
	Properties Trust REIT	829,282	7,538
	Glimcher Realty Trust
	REIT	1,688,737	5,708

Urstadt Biddle Properties
REIT	52,728	740
		1,805,932
Specialized REITs (29.0%)
Public Storage, Inc. REIT	5,679,142	412,135
HCP, Inc. REIT	12,179,587	313,746
Ventas, Inc. REIT	6,982,242	246,473
Host Hotels &
Resorts Inc. REIT	26,480,551	240,443
Health Care Inc. REIT	4,860,451	194,710
Nationwide Health
Properties, Inc. REIT	4,575,335	132,776
Senior Housing
Properties Trust REIT	5,366,057	100,131
Hospitality
Properties Trust REIT	4,984,299	78,702
Omega Healthcare
Investors, Inc. REIT	3,683,354	61,549
Healthcare
Realty Trust Inc. REIT	2,650,584	51,448
Entertainment
Properties Trust REIT	1,552,462	42,398
LaSalle Hotel Properties
REIT	2,763,191	41,199
National Health Investors
REIT	1,047,987	32,634
Extra Space Storage Inc.
REIT	3,643,260	31,988
DiamondRock
Hospitality Co. REIT	4,722,622	31,925
Sovran Self Storage, Inc.
REIT	984,200	26,495
Medical Properties
Trust Inc. REIT	3,501,920	24,513
LTC Properties, Inc. REIT	930,548	22,724
Sunstone Hotel
Investors, Inc. REIT	3,239,944	18,014
Universal Health
Realty Income REIT	503,858	17,217
Ashford Hospitality Trust
REIT	3,482,431	10,413
U-Store-It Trust REIT	2,065,233	10,016
FelCor Lodging Trust, Inc.
REIT	2,832,170	6,656
Hersha Hospitality Trust
REIT	2,156,069	5,821
Strategic Hotels and
Resorts, Inc. REIT	3,322,055	3,920
		2,158,046
Total Real Estate Investment Trusts
(Cost $10,748,382)		7,379,310

12

REIT Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.7%)
1,2 Vanguard Market
Liquidity Fund, 0.335% 128,748,262		128,748

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
3 Federal Home Loan
Mortgage Corp.,
0.250%, 10/13/09	5,000	4,998
3 Federal Home Loan
Mortgage Corp.,
0.280%, 10/19/09	2,500	2,499
		7,497
Total Temporary Cash Investments
(Cost $136,244)		136,245
Total Investments (101.1%)
(Cost $10,884,626)		7,515,555
Other Assets and Liabilities (–1.1%)
Other Assets		23,333
Liabilities[2]		(103,961)
		(80,628)
Net Assets (100%)		7,434,927

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	11,457,959
Overdistributed Net Investment Income	(60,568)
Accumulated Net Realized Losses	(597,003)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,369,071)
Swap Contracts	3,610
Net Assets	7,434,927

Amount
($000)
Investor Shares—Net Assets
Applicable to 246,677,582 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,821,172
Net Asset Value Per Share— Investor Shares	$11.44

Admiral Shares—Net Assets
Applicable to 20,917,695 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,020,775
Net Asset Value Per Share— Admiral Shares	$48.80

Signal Shares—Net Assets
Applicable to 31,325,186 outstanding

$.001 par value shares of beneficial
interest (unlimited authorization)	408,089
Net Asset Value Per Share— Signal Shares	$13.03

Institutional Shares—Net Assets
Applicable to 91,745,808 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	693,001
Net Asset Value Per Share— Institutional Shares	$7.55

ETF Shares—Net Assets
Applicable to 72,359,341 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,491,890
Net Asset Value Per Share— ETF Shares	$34.44

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $69,910,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 Includes $73,712,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the
U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends[1]	136,960
Interest[1]	234
Security Lending	1,370
Total Income	138,564
Expenses
The Vanguard Group—Note B
Investment Advisory Services	125
Management and Administrative—Investor Shares	2,274
Management and Administrative—Admiral Shares	453
Management and Administrative—Signal Shares	180
Management and Administrative—Institutional Shares	140
Management and Administrative—ETF Shares	802
Marketing and Distribution—Investor Shares	345
Marketing and Distribution—Admiral Shares	116
Marketing and Distribution—Signal Shares	57
Marketing and Distribution—Institutional Shares	82
Marketing and Distribution—ETF Shares	258
Custodian Fees	63
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	259
Shareholders’ Reports and Proxies—Admiral Shares	11
Shareholders’ Reports and Proxies—Signal Shares	3
Shareholders’ Reports and Proxies—Institutional Shares	13
Shareholders’ Reports and Proxies—ETF Shares	188
Trustees’ Fees and Expenses	8
Total Expenses	5,378
Net Investment Income	133,186
Realized Net Gain (Loss)
Capital Gain Distributions Received	47,444
Investment Securities Sold[1]	(574,649)
Realized Net Gain (Loss)	(527,205)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,540,612
Swap Contracts	3,610
Change in Unrealized Appreciation (Depreciation)	1,544,222
Net Increase (Decrease) in Net Assets Resulting from Operations	1,150,203

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,351,000, $197,000, and ($17,248,000), respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	133,186	299,591
Realized Net Gain (Loss)	(527,205)	844,806
Change in Unrealized Appreciation (Depreciation)	1,544,222	(6,024,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,150,203	(4,880,493)
Distributions
Net Investment Income
Investor Shares	(73,626)	(122,164)
Admiral Shares	(27,845)	(50,605)
Signal Shares	(11,400)	(18,431)
Institutional Shares	(17,668)	(25,391)
ETF Shares	(59,394)	(73,889)
Realized Capital Gain
Investor Shares	—	(26,879)
Admiral Shares	—	(10,877)
Signal Shares	—	(3,962)
Institutional Shares	—	(5,438)
ETF Shares	—	(15,867)
Return of Capital
Investor Shares	—	(60,479)
Admiral Shares	—	(24,948)
Signal Shares	—	(9,087)
Institutional Shares	—	(12,510)
ETF Shares	—	(36,421)
Total Distributions	(189,933)	(496,948)
Capital Share Transactions
Investor Shares	190,194	525,377
Admiral Shares	22,620	96,330
Signal Shares	3,852	160,016
Institutional Shares	96,238	258,367
ETF Shares	746,335	659,295
Net Increase (Decrease) from Capital Share Transactions	1,059,239	1,699,385
Total Increase (Decrease)	2,019,509	(3,678,056)
Net Assets
Beginning of Period	5,415,418	9,093,474
End of Period[1]	7,434,927	5,415,418

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of
($60,568,000) and ($3,821,000).
See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.02	$20.38	$27.76	$21.29	$17.20	$15.83
Investment Operations
Net Investment Income	.229	.593	.615	.530	.562	.563
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.506	(9.975)	(6.985)	7.000	4.692	1.759
Total from Investment Operations	1.735	(9.382)	(6.370)	7.530	5.254	2.322
Distributions
Dividends from Net Investment Income	(.315)	(.571)	(.622)	(.534)	(.568)	(.565)
Distributions from Realized Capital Gains	—	(.125)	(.199)	(.413)	(.530)	(.387)
Return of Capital	—	(.282)	(.189)	(.113)	(.066)	—
Total Distributions	(.315)	(.978)	(1.010)	(1.060)	(1.164)	(.952)
Net Asset Value, End of Period	$11.44	$10.02	$20.38	$27.76	$21.29	$17.20

Total Return[2]	18.28%	–47.82%	–23.28%	36.32%	31.43%	14.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,821	$2,274	$4,046	$6,827	$4,727	$4,311
Ratio of Total Expenses to
Average Net Assets	0.26%[3]	0.21%	0.20%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.51%[3]	3.36%	2.52%	2.27%	2.91%	3.44%
Portfolio Turnover Rate[4]	23%[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.00, $0.00, $0.02 $0.00, $0.01 and $0.01.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.74	$86.94	$118.46	$90.82	$73.40	$67.56
Investment Operations
Net Investment Income	.997	2.581	2.707	2.328	2.460	2.437
Net Realized and Unrealized Gain (Loss)
on Investments[1]	6.429	(42.527)	(29.817)	29.903	19.993	7.494
Total from Investment Operations	7.426	(39.946)	(27.110)	32.231	22.453	9.931
Distributions
Dividends from Net Investment Income	(1.366)	(2.491)	(2.735)	(2.341)	(2.488)	(2.439)
Distributions from Realized Capital Gains	—	(.535)	(.849)	(1.761)	(2.258)	(1.652)
Return of Capital	—	(1.228)	(.826)	(.489)	(.287)	—
Total Distributions	(1.366)	(4.254)	(4.410)	(4.591)	(5.033)	(4.091)
Net Asset Value, End of Period	$48.80	$42.74	$86.94	$118.46	$90.82	$73.40

Total Return[2]	18.36%	–47.77%	–23.23%	36.46%	31.49%	14.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,021	$873	$1,706	$3,392	$2,025	$938
Ratio of Total Expenses to
Average Net Assets	0.14%[3]	0.11%	0.10%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.63%[3]	3.46%	2.62%	2.34%	2.98%	3.49%
Portfolio Turnover Rate[4]	23%[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.01, $0.02, $0.10, $0.02, $0.02, and $0.04.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

Signal Shares
	Six Months	Year	June 4,
	Ended	Ended	2007[1] to
	July 31,	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2009	2008
Net Asset Value, Beginning of Period	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.267	.688	.470
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.717	(11.353)	(6.311)
Total from Investment Operations	1.984	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.364)	(.664)	(.620)
Distributions from Realized Capital Gains	—	(.143)	(.192)
Return of Capital	—	(.328)	(.187)
Total Distributions	(.364)	(1.135)	(.999)
Net Asset Value, End of Period	$13.03	$11.41	$23.21

Total Return[3]	18.37%	–47.77%	–19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$408	$350	$538
Ratio of Total Expenses to Average Net Assets	0.14%[4]	0.11%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	4.63%[4]	3.46%	2.62%[4]
Portfolio Turnover Rate[5]	23%[4]	10%	13%

1 Inception.
2 Includes increases from redemption fees of $0.00, $0.00, and $0.01.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended

For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.61	$13.46	$18.33	$14.06	$11.36	$10.46
Investment Operations
Net Investment Income	.156	.401	.420	.366	.385	.381
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.996	(6.591)	(4.605)	4.621	3.099	1.156
Total from Investment Operations	1.152	(6.190)	(4.185)	4.987	3.484	1.537
Distributions
Dividends from Net Investment Income	(.212)	(.386)	(.426)	(.368)	(.389)	(.381)
Distributions from Realized Capital Gains	—	(.083)	(.131)	(.273)	(.350)	(.256)
Return of Capital	—	(.191)	(.128)	(.076)	(.045)	—
Total Distributions	(.212)	(.660)	(.685)	(.717)	(.784)	(.637)
Net Asset Value, End of Period	$7.55	$6.61	$13.46	$18.33	$14.06	$11.36

Total Return[2]	18.41%	–47.82%	–23.18%	36.45%	31.58%	14.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$693	$504	$722	$960	$571	$297
Ratio of Total Expenses to
Average Net Assets	0.09%[3]	0.09%	0.09%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.68%[3]	3.48%	2.63%	2.38%	3.02%	3.52%
Portfolio Turnover Rate[4]	23%[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.00, $0.00, $0.01, $0.00, $0.00, and $0.00.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

19

REIT Index Fund

Financial Highlights

ETF Shares
	Six
	Months					Sept. 23,
	Ended					2004[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$30.14	$61.31	$83.55	$64.07	$51.77	$49.41
Investment Operations
Net Investment Income	.705	1.820	1.908	1.654	1.745	.665
Net Realized and Unrealized Gain (Loss)
on Investments[2]	4.558	(29.990)	(21.037)	21.080	14.116	2.965
Total from Investment Operations	5.263	(28.170)	(19.129)	22.734	15.861	3.630
Distributions
Dividends from Net Investment Income	(.963)	(1.757)	(1.931)	(1.665)	(1.764)	(.682)
Distributions from Realized Capital Gains	—	(.377)	(.598)	(1.242)	(1.594)	(.588)
Return of Capital	—	(.866)	(.582)	(.347)	(.203)	—
Total Distributions	(.963)	(3.000)	(3.111)	(3.254)	(3.561)	(1.270)
Net Asset Value, End of Period	$34.44	$30.14	$61.31	$83.55	$64.07	$51.77

Total Return	18.37%	–47.77%	–23.23%	36.48%	31.54%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,492	$1,414	$2,082	$1,713	$871	$198
Ratio of Total Expenses to
Average Net Assets	0.14%[3]	0.11%	0.10%	0.12%	0.12%	0.18%[3]
Ratio of Net Investment Income to
Average Net Assets	4.63%[3]	3.46%	2.62%	2.36%	3.00%	3.47%[3]
Portfolio Turnover Rate[4]	23%[3]	10%	13%	11%	17%	13%

1 Inception.
2 Includes increases from redemption fees of $0.00, $0.01, $0.04, $0.01, $0.01 and $0.00.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified REIT index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

21

REIT Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $1,544,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

22

REIT Index Fund

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	7,379,310	—	—
Temporary Cash Investments	128,748	7,497	—
Swap Contracts—Assets	—	3,610	—
Total	7,508,058	11,107	—

D. At July 31, 2009, the fund had the following open total return swap contract:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
MSCI US REIT Total Return
Swap Gross Index	6/29/10	GSCM	51,326	(0.556%)	3,610

GSCM—Goldman Sachs International.
1 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date plus a fixed fee of 0.25%.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2009, the fund realized $28,879,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At July 31, 2009, the cost of investment securities for tax purposes was $10,884,626,000. Net unrealized depreciation of investment securities for tax purposes was $3,369,071,000, consisting of unrealized gains of $86,944,000 on securities that had risen in value since their purchase and $3,456,015,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2009, the fund purchased $1,856,765,000 of investment securities and sold $745,147,000 of investment securities, other than temporary cash investments.

23

REIT Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	376,759	39,035	1,134,996	65,608
Issued in Lieu of Cash Distributions	68,921	7,791	196,216	12,122
Redeemed[1]	(255,486)	(27,159)	(805,835)	(49,310)
Net Increase (Decrease)—Investor Shares	190,194	19,667	525,377	28,420
Admiral Shares
Issued	86,309	2,059	316,602	4,056
Issued in Lieu of Cash Distributions	22,837	605	71,754	1,029
Redeemed[1]	(86,526)	(2,185)	(292,026)	(4,268)
Net Increase (Decrease)—Admiral Shares	22,620	479	96,330	817
Signal Shares
Issued	74,430	6,888	292,068	14,603
Issued in Lieu of Cash Distributions	9,960	991	27,716	1,507
Redeemed[1]	(80,538)	(7,256)	(159,768)	(8,585)
Net Increase (Decrease)—Signal Shares	3,852	623	160,016	7,525
Institutional Shares
Issued	128,352	20,434	378,908	33,267
Issued in Lieu of Cash Distributions	16,337	2,794	40,717	3,869
Redeemed[1]	(48,451)	(7,619)	(161,258)	(14,629)
Net Increase (Decrease)—Institutional Shares	96,238	15,609	258,367	22,507
ETF Shares
Issued	825,900	28,133	2,522,879	48,375
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(79,565)	(2,700)	(1,863,584)	(35,400)
Net Increase (Decrease)—ETF Shares	746,335	25,433	659,295	12,975
1 Net of redemption fees of $785,000 and $1,996,000 (fund totals).

24

REIT Index Fund

H. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company.

Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Jan. 31, 2009		Proceeds from		July 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ashford Hospitality Trust REIT	6,633	1,548	3,752	1,351	NA1
1 Not applicable—At July 31, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2009	7/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,182.83	$1.41
Admiral Shares	1,000.00	1,183.59	0.76
Signal Shares	1,000.00	1,183.72	0.76
Institutional Shares	1,000.00	1,184.10	0.49
ETF Shares	1,000.00	1,183.71	0.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.10	0.70
Signal Shares	1,000.00	1,024.10	0.70
Institutional Shares	1,000.00	1,024.35	0.45
ETF Shares	1,000.00	1,024.10	0.70

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.14% for
Admiral Shares, 0.14% for Signal Shares, 0.09% for Institutional Shares, and 0.14% for ETF Shares. The
dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can review and copy information about your fund
the fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092009

Vanguard Dividend Growth Fund Semiannual Report

July 31, 2009

>	For the six months ended July 31, 2009, Vanguard Dividend Growth Fund returned 13.23%.
>	During the period, the fund’s return lagged both the return of its benchmark index and the average return of its peer funds.
>	The fund’s focus on high-quality stocks with potential for dividend growth kept it away from many of the lower-quality stocks that benefited from the spring stock market rally.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Results of Proxy Voting	8
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Six Months Ended July 31, 2009

Total
Returns
Vanguard Dividend Growth Fund	13.23%
Russell 1000 Index	22.26
Large-Cap Core Funds Average	22.36
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2009, Through July 31, 2009

			Distributions	Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$10.42	$11.65	$0.142	$0.000

1

President’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned about 13% for the fiscal half-year ended July 31, 2009. The fund’s return trailed both the return of its benchmark, the Russell 1000 Index, and the average return of large-capitalization core funds.

The fund’s poor performance relative to its benchmark and peer funds was not surprising. Wellington Management Company, LLP, the fund’s advisor, adheres to an investment strategy that focuses on high-quality stocks with a promising outlook for dividend growth. Many of these stocks have weathered the economic downturn better than the broad market because they belong to companies that have solid balance sheets. However, the fund’s benchmark and peers represent a wider selection of stocks, many of which were battered by the recent financial crisis; these stocks have recently snapped back sharply, as a result of the willingness of many investors to take on more risk.

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing

2

activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended.

Unemployment, in particular, was still a major concern both in the United States and abroad.

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. By spring, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered

Market Barometer
	Total Returns
	Periods Ended July 31, 2009
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	22.26%	-20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	-20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	-19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	-20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	-2.10%	2.60%

3

the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act of 2009. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it has said it will maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

The fund’s investment strategy led to its weaker results

The Dividend Growth Fund held only about 50 stocks as of the end of the period, while its benchmark included nearly 970.

Wellington Management had significantly less exposure than the fund’s benchmark to the information technology and financial sectors, which were strong performers. The advisor’s decision was based on the fact that most of those holdings didn’t meet the fund’s prerequisite for producing dividend growth over the long term.

Expense Ratios
Your Fund Compared With Its Peer Group
		Large-Cap
	Fund	Core Funds Average
Dividend Growth Fund	0.32%	1.26%

The fund expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the fund’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Following the dismal financial market conditions at the beginning of the year, investors gained more confidence in the markets in the spring. Hoping for even better returns, many turned to more aggressive and riskier stocks in the broader market. But the Dividend Growth Fund stuck to its blue-chip-oriented portfolio.

The Dividend Growth Fund’s information technology, energy, and consumer staples stocks contributed the most to its return of about 13% for the fiscal half-year. In IT, its best performers were blue-chip software and hardware manufacturers and payroll service providers. In energy, the fund benefited from gains from established integrated oil and gas companies as well as energy equipment service providers. In consumer staples, the fund’s strongest performers were giant retailers of food, drug, and household products.

Nine of the fund’s economic sectors posted positive returns. The fund’s sole utilities stock at the end of the period, Dominion Resources, Virginia’s largest power supplier, had a negative return for the six months. The company reported positive earnings in the second quarter, but remained cautious because of uncertainty about the economic recovery.

More than 85% of the fund’s holdings increased or maintained their dividends during the period. Of the rest, some cut their dividends and some will report on their dividends later in the year.

Focus on the long term regardless of market conditions

Although the stock market has recovered from some of its losses earlier in the year, the only certainty about its near-term direction is continued uncertainty.

The market’s unpredictable nature can be unnerving for investors. But it’s important to keep in mind that short-term ups and downs in the markets should not lead you to make hasty investment decisions.

At Vanguard, we encourage you to focus on the long term. One of the best ways to do that is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance. Regardless of market conditions, we encourage you to build a cost-efficient portfolio that includes a stable mix of stocks, bonds, and short-term reserves.

Vanguard Dividend Growth Fund, with its low cost and its emphasis on companies with the potential for growth in earnings and dividends in the years ahead, can be a valuable part of such a diversified, long-term investment program.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 13, 2009

5

Advisor’s Report

Vanguard Dividend Growth Fund returned about 13% for the six-month period ended July 31, 2009. The fund’s performance substantially trailed the return of the Russell 1000 Index and the average return for large-capitalization core funds.

The investment environment

Roughly one month after the date of our last report to you, global capital markets appeared to bottom on March 9, with the Russell 1000 Index closing at its lowest level for the six months. Since then, the index has rallied more than 48%.

Although a meaningful reversal was broadly anticipated, the strength of the correction has been surprising. We say this in the context of a global economic landscape that still appears weak and a global financial system in the very early stages of healing. Eventually, the massive commitments made by governments across the globe will need to be replaced by investments from the private sector. The potential impact of this transition represents a large question mark.

Although we thought a period of difficult performance was likely in the face of a “beta-driven” rally, we certainly did not envision the results of the last few months. But as we have said before, the only gospel worth preaching is consistency in approach. We continue to focus on a strategy of investing in well-positioned companies that generate long-term dividend growth. We expect this approach to produce positive long-term results and obviate the need to capture volatile swings in market sentiment.

The fund’s successes

Nine of the fund’s ten sectors had positive returns for the period. The fund’s holdings in technology, energy, and consumer staples added the most to results; top absolute contributors included Staples, Schlumberger, United Parcel Service, and JPMorgan Chase.

For calendar 2008, we estimate that the stocks currently held in the portfolio increased dividends by an average of 14.8%. It’s important to note that every company in the fund boosted its dividend payout last year. However, 2009 has presented a much different picture. Year-to-date, we estimate the stocks in the fund will increase their dividends at slightly more than 4% on a run-rate basis. This growth rate is lower than last year’s and warrants further clarification. This estimate is based on previously announced dividend decisions. It does not incorporate any future dividend changes from the many portfolio companies that make dividend decisions later in the year. We expect many, if not most, of those companies to boost their dividends. Second, we made a few recent purchases (Pfizer and Wells Fargo) after the companies announced dividend cuts. Again, these past cuts affect our current run-rate estimate. These two issues could mean that our run-rate estimate understates the fund’s potential dividend growth for calendar 2009.

6

The fund’s shortfalls

A number of individual holdings weakened the fund’s performance for the past six months. Among the more noteworthy detractors were ExxonMobil, Abbott Laboratories, and Lockheed Martin. These stocks represent the type of company that we consider core to the spirit of the fund. They are high-quality companies with reliable dividend growth and strong positions in their respective businesses. They are also very well managed, particularly in the matter of capital allocation. We would argue that these types of companies are always sources of liquidity when the market turns its attention to lower-quality rallies. As a result, we regard underperformance of these types of companies as an opportunity to add to our positions, thus strengthening the overall quality of the fund’s holdings.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospect. Our industry weightings are an output of this process. The fund continues to have significant positions in health care, industrials, energy, and consumer staples, while having less exposure to utilities, technology, and financials.

Someone once said, “In the battle between water and stone, water eventually wins.” Said another way, patience and consistency tend to yield good results. We believe this wisdom applies directly to investing. The fund’s performance during the six-month period, while disappointing, has done nothing to dull our confidence in the virtue of the dividend-growth investment approach. In fact, we have used the relative price weakness in many of the fund’s holdings to enhance positions. While it is not clear that these actions will produce favorable relative results in the near term, we remain highly confident that the quality of the fund has improved in recent months and that its long-term prospects are brighter.

Donald J. Kilbride,

Senior Vice President and

Equity Portfolio Manager

Wellington Management Company, LLP

August 18, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1–Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
Andr F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2 – Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Growth Fund
2a	108,237,371	2,293,481	3,430,388	12,519,439	85.6%
2b	107,882,672	2,618,607	3,459,961	12,519,438	85.3%
2c	106,550,582	2,523,259	4,887,397	12,519,440	84.2%
2d	106,702,953	2,508,079	4,750,206	12,519,441	84.4%
2e	107,041,444	2,450,215	4,469,581	12,519,439	84.6%
2f	107,620,477	2,552,209	3,788,557	12,519,435	85.1%
2g	108,820,239	2,425,022	2,715,978	12,519,439	86.0%

8

Dividend Growth Fund

Fund Profile

As of July 31, 2009

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Number of Stocks	51	969	4,370
Median Market Cap	$46.6B	$31.2B	$26.1B
Price/Earnings Ratio	13.1x	21.7x	23.0x
Price/Book Ratio	2.7x	2.1x	2.1x
Return on Equity	23.9%	20.4%	19.6%
Earnings Growth Rate	11.0%	13.1%	12.6%
Dividend Yield	3.1%	2.1%	2.0%
Foreign Holdings	9.6%	0.0%	0.0%
Turnover Rate(Annualized)	30%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.32%	—	—
30-Day SEC Yield	2.67%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	Index
Consumer Discretionary	7.5%	9.9%	9.9%
Consumer Staples	15.8	11.1	10.2
Energy	15.6	11.5	11.6
Financials	9.1	13.9	15.3
Health Care	17.6	13.4	13.3
Industrials	15.3	10.1	10.3
Information Technology	13.3	18.7	18.5
Materials	2.0	3.9	3.8
Telecommunication Services	2.0	3.3	3.1
Utilities	1.8	4.2	4.0

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Index	Index
R-Squared	0.95	0.95
Beta	0.77	0.76

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Total SA ADR	Integrated Oil & Gas	3.3%
Automatic Data Processing, Inc.	Data Processing & Outsourced Services	3.0
United Parcel Service, Inc.	Air Freight & Logistics	2.9
Staples, Inc.	Specialty Stores	2.8
ExxonMobil Corp.	Integrated Oil & Gas	2.7
Johnson & Johnson	Pharmaceuticals	2.5
Cardinal Health, Inc.	Health Care Distributors	2.5
Accenture Ltd.	IT Consulting & Other Services	2.5
Medtronic, Inc.	Health Care Equipment	2.4
Chevron Corp.	Integrated Oil & Gas	2.3
Top Ten		26.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 29, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended
July 31, 2009, the fund’s annualized expense ratio was 0.41%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1999, Through July 31, 2009

Notes: For 2010, performance data reflect the six months ended July 31, 2009. Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund	5/15/1992	-18.73%	1.56%	0.08%

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value¥
	Shares	($000)
Common Stocks (98.7%)
Consumer Discretionary (7.4%)
Staples, Inc.	2,829,600	59,478
NIKE, Inc. Class B	700,900	39,699
The Walt Disney Co.	1,530,300	38,441
McDonald’s Corp.	301,900	16,623
		154,241
Consumer Staples (15.6%)
PepsiCo, Inc.	763,100	43,306
The Procter & Gamble Co.	774,700	43,004
Wal-Mart Stores, Inc.	822,000	41,002
Sysco Corp.	1,656,200	39,351
Kimberly-Clark Corp.	604,000	35,304
Colgate-Palmolive Co.	474,300	34,358
The Coca-Cola Co.	686,500	34,215
Walgreen Co.	990,800	30,764
Hormel Foods Corp.	713,000	25,604
		326,908
Energy (15.4%)
Total SA ADR	1,220,400	67,915
ExxonMobil Corp.	803,100	56,530
Chevron Corp.	696,900	48,414
BG Group PLC	2,660,859	44,431
Schlumberger Ltd.	806,100	43,126
BP PLC ADR	829,900	41,528
Marathon Oil Corp.	649,700	20,953
		322,897
Financials (9.0%)
JPMorgan Chase & Co.	1,099,100	42,480
The Chubb Corp.	887,500	40,985
Ace Ltd.	801,100	39,302
Marsh & McLennan
Cos., Inc.	1,737,300	35,476
Wells Fargo & Co.	1,220,700	29,858
		188,101
Health Care (17.3%)
Johnson & Johnson	852,900	51,933
Cardinal Health, Inc.	1,551,000	51,648
Medtronic, Inc.	1,417,000	50,190
AstraZeneca Group
PLC ADR	995,300	46,222
Merck & Co., Inc.	1,502,300	45,084

	Pfizer Inc.	2,659,000	42,358
	Eli Lilly & Co.	1,142,900	39,876
1	Abbott Laboratories	753,300	33,891
			361,202
Industrials (15.1%)
	United Parcel Service, Inc.	1,124,900	60,441
	Honeywell
	International Inc.	1,251,900	43,441
	Lockheed Martin Corp.	575,200	43,002
	Illinois Tool Works, Inc.	957,000	38,806
	Emerson Electric Co.	1,043,800	37,973
	United Technologies Corp.	660,500	35,977
	Burlington Northern
	Santa Fe Corp.	287,400	22,587
	The Boeing Co.	450,000	19,310
	General Dynamics Corp.	244,100	13,521
			315,058
Information Technology (13.1%)
1	Automatic Data
	Processing, Inc.	1,684,700	62,755
	Accenture Ltd.	1,467,500	51,465
	Microsoft Corp.	2,025,300	47,635
	International Business
	Machines Corp.	344,700	40,651
	Linear Technology Corp.	1,381,100	37,110
	Paychex, Inc.	1,316,500	34,887
			274,503
Materials (2.0%)
	Praxair, Inc.	538,700	42,115

11

Dividend Growth Fund

		Market
		Value¥
	Shares	($000)
Telecommunication Services (2.0%)
AT&T Inc.	1,587,500	41,640

Utilities (1.8%)
Dominion Resources, Inc.	1,091,500	36,893
Total Common Stocks
(Cost $2,064,249)		2,063,558
Temporary Cash Investments (1.4%)
	Face
	Amount
	($000)
Repurchase Agreement (1.4%)
Credit Suisse Securities
(USA) LLC 0.220%, 8/3/09
(Dated 7/31/09, Repurchase
Value $28,401,000,
collateralized by Federal
National Mortgage Assn.
4.500%Ð7.500%,
11/1/16Ð2/1/48)
(Cost $28,400)	28,400	28,400
Total Investments (100.1%)
(Cost $2,092,649)		2,091,958
Liability for Covered Call Options Written (0.0%)

	Written
	Contracts
Abbott Laboratories,
Expires 8/22/09,
Strike Price $52.50	3,766	(19)
Automatic Data
Processing, Inc.,
Expires 8/22/09,
Strike Price $40.00	8,147	(81)
Total Covered Call Options Written
(Premium Received $1,879)		(100)
Other Assets and Liabilities (-0.1%)
Other Assets		22,476
Liabilities		(24,780)
		(2,304)

Market
Value¥
($000)
Net Assets (100%)
Applicable to 179,340,514 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,089,554
Net Asset Value Per Share	$11.65

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,214,661
Undistributed Net Investment Income	1,113
Accumulated Net Realized Losses	(127,308)
Unrealized Appreciation (Depreciation)
Investment Securities	(691)
Covered Call Options Written	1,779
Net Assets	2,089,554
• See Note A in Notes to Financial Statements.
1 Securities with a value of $47,291,000 have been segregated for covered call options written.
ADR–American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends	30,036
Interest	71
Security Lending	161
Total Income	30,268
Expenses
Investment Advisory Fees–Note B
Basic Fee	1,059
Performance Adjustment	394
The Vanguard Group–Note C
Management and Administrative	1,963
Marketing and Distribution	242
Custodian Fees	16
Auditing Fees	1
Shareholders’ Reports and Proxies	93
Trustees’ Fees and Expenses	2
Total Expenses	3,770
Expenses Paid Indirectly	(23)
Net Expenses	3,747
Net Investment Income	26,521
Realized Net Gain (Loss)
Investment Securities Sold	(40,132)
Covered Call Options Written	–
Foreign Currencies	(74)
Realized Net Gain (Loss)	(40,206)
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold	253,466
Covered Call Options Written	1,779
Change in Unrealized Appreciation (Depreciation)	255,245
Net Increase (Decrease) in Net Assets Resulting from Operations	241,560

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,521	34,785
Realized Net Gain (Loss)	(40,206)	(83,870)
Change in Unrealized Appreciation (Depreciation)	255,245	(437,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	241,560	(486,935)
Distributions
Net Investment Income	(25,341)	(34,618)
Realized Capital Gain	–	–
Total Distributions	(25,341)	(34,618)
Capital Share Transactions
Issued	435,705	1,222,167
Issued in Lieu of Cash Distributions	21,764	29,865
Redeemed	(328,782)	(311,560)
Net Increase (Decrease) from Capital Share Transactions	128,687	940,472
Total Increase (Decrease)	344,906	418,919
Net Assets
Beginning of Period	1,744,648	1,325,729
End of Period[1]	2,089,554	1,744,648

1 Net Assets–End of Period includes undistributed net investment income of $1,113,000 and $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.42	$14.38	$14.74	$12.75	$11.89	$11.33
Investment Operations
Net Investment Income	.149	.264	.290	.260	.220	.230[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.223	(3.960)	(.270)	1.990	.880	.550
Total from Investment Operations	1.372	(3.696)	.020	2.250	1.100	.780
Distributions
Dividends from Net Investment Income	(.142)	(.264)	(.280)	(.260)	(.240)	(.220)
Distributions from Realized Capital Gains	–	–	(.100)	–	–	–
Total Distributions	(.142)	(.264)	(.380)	(.260)	(.240)	(.220)
Net Asset Value, End of Period	$11.65	$10.42	$14.38	$14.74	$12.75	$11.89

Total Return[2]	13.23%	-25.97%	-0.01%	17.84%	9.34%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,090	$1,745	$1,326	$1,243	$995	$965
Ratio of Total Expenses to
Average Net Assets[3]	0.41%[4]	0.36%	0.32%	0.38%	0.37%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.86%[4]	2.25%	1.91%	1.93%	1.85%	2.04%[1]
Portfolio Turnover Rate	30%[4]	28%	36%	41%	16%	20%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.00%, 0.01%, 0.01%, and 0.01%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Covered Call Options Written: The fund may write covered call options on security holdings that are considered to be attractive long-term investments but are believed to be overvalued in the short-term. When the fund writes options, the premium received by the fund is recorded as an asset with an equal liability that is marked-to-market to reflect the current market value of the options written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. Options are valued at their latest quoted sales prices. Options not traded on the valuation date are valued at the latest quoted asked prices.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

16

Dividend Growth Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006Ð2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the six months ended July 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $394,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $467,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2009, these arrangements reduced the fund’s expenses by $23,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

17

Dividend Growth Fund

Level 1–Quoted prices in active markets for identical securities.

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3–Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,019,127	44,431	–
Temporary Cash Investments	–	28,400	–
Liability for Covered Call Options Written	(100)	–	–
Total	2,019,027	72,831	–

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2009, the fund realized net foreign currency losses of $74,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $86,563,000 to offset future net capital gains of $17,975,000 through January 31, 2017, and $68,588,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2009, the cost of investment securities for tax purposes was $2,092,649,000. Net unrealized depreciation of investment securities for tax purposes was $691,000, consisting of unrealized gains of $115,126,000 on securities that had risen in value since their purchase and $115,817,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2009, the fund purchased $500,749,000 of investment securities and sold $267,578,000 of investment securities, other than temporary cash investments.

18

Dividend Growth Fund

H. The following table summarizes the fund’s covered call options written during the six months ended July 31, 2009:

	Number of	Premiums
	Contracts	Received
Covered Call Options	Written	($000)
Balance at January 31, 2009	–	–
Options Written	11,913	1,879
Options Expired	–	–
Options Closed	–	–
Options Exercised	–	–
Options Open at July 31, 2009	11,913	1,879

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2009	January 31, 2009
	Shares	Shares
	(000)	(000)
Issued	41,038	97,909
Issued in Lieu of Cash Distributions	1,961	2,499
Redeemed	(31,085)	(25,173)
Net Increase (Decrease) in Shares Outstanding	11,914	75,235

J. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2009	7/31/2009	Period
Based on Actual Fund Return	$1,000.00	$1,132.35	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1992. Donald J. Kilbride, who manages the fund, has worked in investment management since 1996. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund’s reconstituted dividend growth mandate began in 2002, and concluded that since then, the fund has outperformed its benchmark, the Russell 1000 Index, and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation, Distributor.

Q572 092009

Vanguard Dividend Appreciation Index Fund Semiannual Report

July 31, 2009

>	For the fiscal half-year ended July 31, 2009, Vanguard Dividend Appreciation Index Fund returned almost 16%, closely tracking the return of its target index.
>	The broad U.S. stock market advanced more than 23% as the economy showed signs of recovery.
>	The financial sector was the best performer in the fund and its benchmark. Seven of the ten market sectors recorded gains.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	22
Trustees Approve Advisory Arrangement	24
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Six Months Ended July 31, 2009

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	15.84%
ETF Shares
Market Price	15.58
Net Asset Value	15.88
Dividend Achievers Select Index	15.89
Large-Cap Core Funds Average	22.36

Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2009, Through July 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$14.79	$16.91	$0.193	$0.000
ETF Shares	36.96	42.25	0.507	0.000

1

President’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned about 16% for the six months ended July 31, 2009, and closely tracked the performance of its target, the Dividend Achievers Select Index. The fund trailed the average return of its peer group and the gain of the broad U.S. stock market, both above 20%.

As the stock market rallied, the leading gainers were companies and sectors that started out with the most beaten-down shares. By contrast, companies that pay steady dividends, such as those in the Dividend Appreciation Index Fund, did not rise as rapidly as others that are less financially sound.

The past six months was a tough time for dividend investors. More U.S. public companies decreased their dividends during the second quarter of 2009 than at any time since 1957, according to Standard & Poor’s. Even companies with solid balance sheets slashed their dividends in an effort to conserve funds during the global financial crisis.

2

Stocks rose on signs that recovery is taking root

For the six months ended July 31, the broad U.S. stock market returned about 23%, as measured by the Dow Jones U.S. Total Stock Market Index. The period began in gloom, with stocks declining in February and early March before staging a strong springtime rally. After pausing in June, the market surged nearly 8% in July as investors reacted to improvement in the housing market, an increase in manufacturing activity, rising corporate earnings, and cautiously optimistic comments from the Federal Reserve Board.

Global stock markets performed even better, advancing almost 38% for the period. Encouraging earnings reports and higher commodity prices lifted international stocks off their lows in early March. After three straight months of solid gains, the MSCI All Country World Index ex USA fell slightly in June before rallying again in July.

Although stock markets worldwide have been in recovery mode for five months and various economic signs point to the recession’s end, the health of global financial markets and economies remained fragile as the period ended. Unemployment, in particular, was still a major concern both in the United States and abroad.

Market Barometer

	Total Returns
	Periods Ended July 31, 2009
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	22.26%	-20.17%	0.32%
Russell 2000 Index (Small-caps)	26.61	-20.72	1.52
Dow Jones U.S. Total Stock Market Index	23.23	-19.67	0.81
MSCI All Country World Index ex USA (International)	37.70	-20.90	7.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.47%	7.85%	5.14%
Barclays Capital Municipal Bond Index	4.38	5.11	4.21
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.65	3.00

CPI
Consumer Price Index	1.99%	-2.10%	2.60%

3

Investors departed Treasuries for higher-yielding bonds

For the six months, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the investment-grade market, returned more than 4%. That return paled, however, next to the 30% return of lower-quality bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index. By spring, investors seemed to gain confidence in the federal government’s efforts to thaw the credit markets and stimulate the economy, and they started shifting from U.S. Treasury bonds to corporate issues—particularly below-investment-grade bonds, which offered the highest yields. Municipal bonds also benefited from government support, with the broad tax-exempt market returning about 4% for the six months.

Efforts to combat the financial crisis have included a combination of aggressive monetary policy and large fiscal programs, most notably the nearly $800 billion American Recovery and Reinvestment Act. On the monetary side, the Fed has kept its target for short-term interest rates at an all-time low of 0% to 0.25%, a target it expects to maintain for “an extended period.” For the last several months, the Fed has been purchasing Treasury and mortgage-backed securities, an effort to keep longer-term interest rates and borrowing costs low. In recent months, however, Treasury yields have risen amid concerns about longer-term budget deficits.

Expense Ratios
Your Fund Compared With Its Peer Group
			Large-Cap
	Investor	ETF	Core Funds
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.35%	0.24%	1.26%

The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.24% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Financial stocks led gains as firms shored themselves up

In a dramatic reversal from the prior six-month period, the financial sector was the best performer in the Dividend Appreciation Index Fund and its target benchmark. The fund’s holdings in financial companies gained about 38% for the period and contributed more than 5 percentage points to the overall return.

The rally among these previously hard-hit stocks was broad and deep. Bank shares rose sharply after many demonstrated they had sufficient capital to pass the government’s stress tests. In addition, commercial banks continued to reduce their riskier loans and benefited from the low-interest-rate environment. Low rates have helped banks to profit from the difference between their own borrowing costs and the higher yields they can obtain for longer-term loans and fixed income securities.

Elsewhere in the financial sector, asset managers repaired their balance sheets and increased their earnings on the strength of cost-cutting measures and increased cash flow. Insurance companies, which invest their premiums in anticipation of incoming claims, benefited from the general recovery in the financial markets.

Consumer staples, the fund’s largest sector holding at about 25% of assets on average, contributed more than 3 percentage points to the overall return. Gains here were not as robust as those of more cyclical sectors. Consumer demand for food, beverage, and personal care items has been comparatively stable, a factor that helped to buffer this sector during the broad market’s decline. More recently, however, as market sectors that suffered most during the depths of the financial crisis began to recover, consumer staples stocks failed to keep pace.

Although companies in the industrial and materials sectors continued to experience lower sales, their earnings outlook brightened during the half-year because of budget-tightening, improvement in the credit markets, and rising commodity prices. As the economy showed signs of healing, the consumer discretionary sector began to rebound, too. Home-improvement retailers were helped by a bump in the housing market, and apparel discount stores were rewarded by bargain-hunting consumers.

Health care holdings weighed most heavily on the fund’s return. Decreasing profits, attributed to the weak economy and to uncertainty about new federal health care initiatives, played a role in the sector’s performance.

5

Diversification is crucial for long-term investing

The Dividend Appreciation Index Fund had solid gains during the past six months, although it did not approach the returns of the broad market index or the average return of peer-group funds. Throughout this unsettled period, the fund continued to track its target index very closely.

Whatever the markets may do in the months to come, we’re confident in the ability of Vanguard Quantitative Equity Group, the investment advisor, to guide the fund skillfully as it seeks to capture the return of its target index, giving investors low-cost exposure to a diversified portfolio of companies with a record of increasing their dividends over time.

We believe that the fund can play a useful role in a long-term investment portfolio built from a diversified mix of stock, bond, and money market mutual funds, held in proportions that suit your goals, time horizon, and risk tolerance.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

August 13, 2009

6

Vanguard Dividend Appreciation ETF
Premium/Discount: April 21, 2006,[1] Through July 31, 2009

	Market Price Above or			Market Price Below
	Equal to Net Asset Value		Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0-24.9	409	49.47%	387	46.80%
25-49.9	14	1.69	5	0.60
50-74.9	5	0.60	0	0.00
75-100.0	3	0.36	1	0.12
>100.0	3	0.36	0	0.00
Total	434	52.48%	393	47.52%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1 – Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	831,083,148	23,429,009	97.3%
Charles D. Ellis	815,919,984	38,592,173	95.5%
Emerson U. Fullwood	818,220,903	36,291,254	95.8%
Rajiv L. Gupta	827,792,136	26,720,020	96.9%
Amy Gutmann	828,576,544	25,935,613	97.0%
JoAnn Heffernan Heisen	827,968,189	26,543,968	96.9%
F. William McNabb III	830,218,855	24,293,302	97.2%
Andr F. Perold	817,862,692	36,649,465	95.7%
Alfred M. Rankin, Jr.	827,956,891	26,555,266	96.9%
Peter F. Volanakis	829,990,273	24,521,884	97.1%
* Results are for all funds within the same trust.

Proposal 2–Update and standardize the funds’ fundamental policies regarding:
(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Appreciation Index Fund
2a	22,169,112	230,160	196,697	6,803,503	75.4%
2b	21,047,987	235,170	1,312,811	6,803,504	71.6%
2c	20,847,897	232,925	1,515,148	6,803,502	70.9%
2d	20,849,737	234,440	1,511,793	6,803,502	70.9%
2e	21,040,557	229,007	1,326,404	6,803,503	71.6%
2f	22,115,379	225,464	255,126	6,803,502	75.2%
2g	21,044,892	264,523	1,286,553	6,803,503	71.6%

8

Dividend Appreciation Index Fund

Fund Profile

As of July 31, 2009

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VDAIX	VIG
Expense Ratio[1]	0.35%	0.24%
30-Day SEC Yield	2.21%	2.32%

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	186	186	4,370
Median Market Cap	$36.2B	$36.2B	$26.1B
Price/Earnings Ratio	15.4x	15.4x	23.0x
Price/Book Ratio	2.8x	2.8x	2.1x
Return on Equity	24.4%	24.4%	19.6%
Earnings Growth Rate	10.2%	10.2%	12.6%
Dividend Yield	2.5%	2.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	Dividend	U.S. Total
	Achievers	Market
	Select Index	Index
R-Squared	1.00	0.93
Beta	1.00	0.79

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	4.6%
International Business Machines Corp.	Computer Hardware	4.6
The Coca-Cola Co.	Soft Drinks	4.2
PepsiCo, Inc.	Soft Drinks	4.0
Johnson & Johnson	Pharmaceuticals	3.8
Wal-Mart Stores, Inc.	Hypermarkets & Super Centers	3.8
The Procter & Gamble Co.	Household Products	3.5
Chevron Corp.	Integrated Oil & Gas	3.5
McDonald's Corp.	Restaurants	3.3
ExxonMobil Corp.	Integrated Oil & Gas	3.3
Top Ten		38.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended July 31, 2009, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.24% for ETF Shares.

9

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	11.7%	11.7%	9.9%
Consumer Staples	24.8	24.7	10.2
Energy	6.9	6.9	11.6
Financials	15.0	15.0	15.3
Health Care	11.8	11.8	13.3
Industrials	15.7	15.7	10.3
Information Technology	6.6	6.6	18.5
Materials	4.8	4.9	3.8
Telecommunication Services	0.0	0.0	3.1
Utilities	2.7	2.7	4.0

10

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2009

Note: For 2010, performance data reflect the six months ended July 31, 2009.

Average Annual Total Returns: Periods Ended June 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares	4/27/2006	-18.87%	-5.43%
ETF Shares	4/21/2006
Market Price		-18.72	-5.21
Net Asset Value		-18.78	-5.22

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
See Financial Highlights for dividend and capital gains information.

11

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value¥
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.7%)
McDonald’s Corp.	996,089	54,845
Lowe’s Cos., Inc.	1,349,198	30,303
Target Corp.	633,286	27,624
Johnson Controls, Inc.	665,675	17,228
TJX Cos., Inc.	349,039	12,646
The McGraw-Hill Cos., Inc.	272,991	8,558
Sherwin-Williams Co.	119,694	6,912
VF Corp.	87,636	5,669
Genuine Parts Co.	155,040	5,491
Fortune Brands, Inc.	138,622	5,485
H & R Block, Inc.	304,532	5,083
Ross Stores, Inc.	105,441	4,649
Family Dollar Stores, Inc.	109,936	3,454
The Stanley Works	65,573	2,633
John Wiley & Sons Class A	40,880	1,304
Wolverine World Wide, Inc.	46,000	1,108
Matthews International Corp.	23,945	748
Cato Corp. Class A	24,099	479
Weyco Group, Inc.	10,459	249
		194,468
Consumer Staples (24.7%)
The Coca-Cola Co.	1,388,339	69,195
PepsiCo, Inc.	1,170,142	66,406
Wal-Mart Stores, Inc.	1,249,561	62,328
The Procter & Gamble Co.	1,046,611	58,097
Colgate-Palmolive Co.	460,942	33,391
Walgreen Co.	744,271	23,110
Kimberly-Clark Corp.	355,752	20,794
Archer-Daniels-Midland Co.	560,075	16,869
Avon Products, Inc.	404,716	13,105
Sysco Corp.	490,876	11,663
The Clorox Co.	131,512	8,023
The Hershey Co.	131,578	5,256
J.M. Smucker Co.	97,913	4,899
Hormel Foods Corp.	114,477	4,111
Brown-Forman Corp. Class B	86,445	3,799
Church & Dwight, Inc.	60,574	3,573
McCormick & Co., Inc.	100,640	3,243

Lancaster Colony Corp.	24,342	1,108
Tootsie Roll Industries, Inc.	32,210	778
		409,748
Energy (6.9%)
Chevron Corp.	825,156	57,324
ExxonMobil Corp.	768,314	54,082
Helmerich & Payne, Inc.	82,204	2,824
Holly Corp.	32,582	693
		114,923
Financials (15.0%)
Wells Fargo & Co.	3,118,048	76,267
State Street Corp.	628,061	31,591
AFLAC Inc.	725,369	27,463
Franklin Resources, Inc.	232,086	20,581
The Chubb Corp.	344,349	15,902
T. Rowe Price Group Inc.	232,779	10,873
Northern Trust Corp.	172,737	10,331
Legg Mason Inc.	145,462	4,093
SEI Investments Co.	182,424	3,448
Transatlantic Holdings, Inc.	62,455	2,955
Eaton Vance Corp.	98,784	2,827
Commerce
Bancshares, Inc.	75,828	2,780
HCC Insurance
Holdings, Inc.	104,616	2,626
Cullen/Frost Bankers, Inc.	54,340	2,610
Brown & Brown, Inc.	125,277	2,403
City National Corp.	55,891	2,204
Valley National Bancorp	170,364	2,167
First Niagara Financial
Group, Inc.	143,457	1,886
Bank of Hawaii Corp.	47,884	1,837
BancorpSouth, Inc.	79,230	1,783
Wesco Financial Corp.	5,831	1,778
UMB Financial Corp.	40,678	1,697

12

Dividend Appreciation Index Fund

		Market
		Value¥
	Shares	($000)
Westamerica
Bancorporation	26,741	1,398
United Bankshares, Inc.	54,927	1,113
First Financial
Bankshares, Inc.	20,521	1,081
Trustmark Corp.	50,363	1,002
Glacier Bancorp, Inc.	64,002	997
R.L.I. Corp.	19,273	956
Harleysville Group, Inc.	28,307	878
State Auto Financial Corp.	43,099	745
IBERIABANK Corp.	14,097	660
BancFirst Corp.	18,328	657
Community Bank
System, Inc.	34,595	627
Sterling Bancshares, Inc.	75,815	612
Republic Bancorp, Inc.
Class A	20,560	496
Chemical Financial Corp.	22,625	492
Bank of the Ozarks, Inc.	18,137	459
WesBanco, Inc.	27,040	451
First Financial Corp. (IN)	12,973	422
S & T Bancorp, Inc.	29,999	411
Community Trust
Bancorp Inc.	14,998	407
First Source Corp.	24,632	407
Simmons First
National Corp.	13,313	399
Tompkins Trustco, Inc.	8,945	398
Capital City Bank
Group, Inc.	23,199	370
Renasant Corp.	23,574	351
Southside Bancshares, Inc.	15,496	351
Heartland Financial
USA, Inc.	19,380	326
First Busey Corp.	51,475	322
Sandy Spring Bancorp, Inc.	19,433	315
S.Y. Bancorp, Inc.	12,702	312
Washington Trust
Bancorp, Inc.	15,528	282
Flushing Financial Corp.	26,332	279
Arrow Financial Corp.	9,015	253
WSFS Financial Corp.	9,222	248
Lakeland Financial Corp.	11,463	224
First Community
Bancshares, Inc.	15,737	214
Southwest Bancorp, Inc.	14,928	150
Mainsource Financial
Group, Inc.	22,329	150
		249,317
Health Care (11.8%)
Johnson & Johnson	1,039,841	63,316
Abbott Laboratories	1,107,969	49,847
Medtronic, Inc.	865,664	30,662
Becton, Dickinson & Co.	200,132	13,039

Stryker Corp.	317,294	12,336
Cardinal Health, Inc.	268,489	8,941
C.R. Bard, Inc.	82,609	6,077
DENTSPLY
International Inc.	125,147	4,174
Beckman Coulter, Inc.	48,036	3,026
Teleflex Inc.	31,705	1,520
Owens & Minor, Inc.	32,543	1,442
West Pharmaceutical
Services, Inc.	30,698	1,120
Meridian Bioscience Inc.	40,308	888
		196,388
Industrials (15.7%)
United Technologies Corp.	855,642	46,607
3M Co.	612,024	43,160
Caterpillar, Inc.	694,616	30,605
Emerson Electric Co.	677,965	24,664
Illinois Tool Works, Inc.	436,697	17,708
General Dynamics Corp.	318,254	17,628
Danaher Corp.	266,616	16,328
C.H. Robinson
Worldwide Inc.	170,981	9,324
Expeditors International of
Washington, Inc.	199,602	6,772
Parker Hannifin Corp.	139,504	6,177
W.W. Grainger, Inc.	67,809	6,097
Dover Corp.	162,491	5,526
Fastenal Co.	123,019	4,376
Roper Industries Inc.	75,828	3,626
Cintas Corp.	124,156	3,126
Donaldson Co., Inc.	68,268	2,595
Pentair, Inc.	80,333	2,195
Harsco Corp.	69,240	1,905
Carlisle Co., Inc.	54,817	1,717
CLARCOR Inc.	45,139	1,495
Brady Corp. Class A	44,305	1,303
Nordson Corp.	27,771	1,247
ABM Industries Inc.	50,162	1,057
Mine Safety
Appliances Co.	34,465	968
Universal Forest
Products, Inc.	18,343	819
A.O. Smith Corp.	18,468	721
Franklin Electric, Inc.	19,705	638
Badger Meter, Inc.	14,491	534
Raven Industries, Inc.	15,725	451
McGrath RentCorp	19,004	365
Tennant Co.	16,409	360
Gorman-Rupp Co.	15,732	351
Courier Corp.	11,193	185
		260,630
Information Technology (6.6%)
International Business
Machines Corp.	642,128	75,726
Automatic Data
Processing, Inc.	453,766	16,903

13

Dividend Appreciation Index Fund

		Market
		Value¥
	Shares	($000)
Paychex, Inc.	319,060	8,455
Linear Technology Corp.	169,045	4,542
Diebold, Inc.	62,554	1,734
Jack Henry &
Associates Inc.	74,787	1,606
		108,966
Materials (4.9%)
Praxair, Inc.	243,270	19,019
Nucor Corp.	276,892	12,313
Air Products &
Chemicals, Inc.	159,936	11,931
Ecolab, Inc.	200,233	8,312
Vulcan Materials Co.	134,930	6,407
Sigma-Aldrich Corp.	118,378	6,008
Martin Marietta
Materials, Inc.	44,051	3,791
Bemis Co., Inc.	92,843	2,444
Albemarle Corp.	75,221	2,235
AptarGroup Inc.	63,408	2,214
Sonoco Products Co.	81,037	2,146
Valspar Corp.	81,402	2,061
H.B. Fuller Co.	42,570	858
Stepan Co.	9,541	427
Myers Industries, Inc.	32,715	322
		80,488
Telecommunication Services (0.0%)
Shenandoah
Telecommunications Co.	21,300	434

Utilities (2.7%)
FPL Group, Inc.	339,957	19,265
Questar Corp.	133,832	4,426
MDU Resources
Group, Inc.	161,032	3,242
National Fuel Gas Co.	67,714	2,748
Energen Corp.	60,026	2,480
UGI Corp. Holding Co.	89,195	2,358
Aqua America, Inc.	114,058	2,060
Piedmont Natural Gas, Inc.	75,661	1,863
WGL Holdings Inc.	42,280	1,400
New Jersey
Resources Corp.	35,578	1,373
Northwest Natural Gas Co.	22,788	1,017
California Water
Service Group	18,612	705
MGE Energy, Inc.	19,555	702
American States Water Co.	14,870	541
SJW Corp.	17,169	385
Middlesex Water Co.	11,603	177
Connecticut Water
Services, Inc.	7,064	153
		44,895
Total Investments (100.0%)
(Cost $1,633,388)		1,660,257
Other Assets and Liabilities (0.0%)
Other Assets		5,328

Liabilities	(5,654)
(326)
Net Assets (100%)	1,659,931

At July 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,801,801
Undistributed Net Investment Income	1,680
Accumulated Net Realized Losses	(170,419)
Unrealized Appreciation (Depreciation)	26,869
Net Assets	1,659,931

Investor Shares–Net Assets
Applicable to 27,011,925 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	456,660
Net Asset Value Per Share–
Investor Shares	$16.91

ETF Shares–Net Assets
Applicable to 28,481,121 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,203,271
Net Asset Value Per Share–
ETF Shares	$42.25
• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2009
($000)
Investment Income
Income
Dividends	18,903
Interest[1]	2
Security Lending	3
Total Income	18,908
Expenses
The Vanguard Group–Note B
Investment Advisory Services	45
Management and Administrative–Investor Shares	578
Management and Administrative–ETF Shares	808
Marketing and Distribution–Investor Shares	60
Marketing and Distribution–ETF Shares	121
Custodian Fees	91
Auditing Fees	1
Shareholders’ Reports and Proxies–Investor Shares	8
Shareholders’ Reports and Proxies–ETF Shares	53
Trustees’ Fees and Expenses	1
Total Expenses	1,766
Net Investment Income	17,142
Realized Net Gain (Loss) on Investment Securities Sold	5,518
Change in Unrealized Appreciation (Depreciation) of Investment Securities	187,206
Net Increase (Decrease) in Net Assets Resulting from Operations	209,866
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2009	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,142	19,295
Realized Net Gain (Loss)	5,518	(150,714)
Change in Unrealized Appreciation (Depreciation)	187,206	(162,335)
Net Increase (Decrease) in Net Assets Resulting from Operations	209,866	(293,754)
Distributions
Net Investment Income
Investor Shares	(5,044)	(7,677)
ETF Shares	(12,180)	(10,413)
Realized Capital Gain
Investor Shares	–	–
ETF Shares	–	–
Total Distributions	(17,224)	(18,090)
Capital Share Transactions
Investor Shares	15,336	164,638
ETF Shares	261,189	679,485
Net Increase (Decrease) from Capital Share Transactions	276,525	844,123
Total Increase (Decrease)	469,167	532,279
Net Assets
Beginning of Period	1,190,764	658,485
End of Period[1]	1,659,931	1,190,764
1 Net Assets–End of Period includes undistributed net investment income of $1,680,000 and $1,762,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
	Six
	Months			April 27,
	Ended	Year Ended		2006[1] to
	July 31,	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2009	2008	2007
Net Asset Value, Beginning of Period	$14.79	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.189	.387	.325	.214
Net Realized and Unrealized Gain (Loss) on Investments	2.124	(6.614)	(.438)	1.782
Total from Investment Operations	2.313	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.193)	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	–	–	–	–
Total Distributions	(.193)	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$16.91	$14.79	$21.40	$21.84

Total Return[2]	15.84%	-29.48%	-0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$457	$386	$357	$163
Ratio of Total Expenses to Average Net Assets	0.35%[3]	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	2.58%[3]	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	8%[3]	34%	17%	21%

1 Inception.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
	Six
	Months			April 21,
	Ended	Year Ended		2006[1] to
	July 31,	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2009	2008	2007
Net Asset Value, Beginning of Period	$36.96	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	.494	1.032	.873	.555
Net Realized and Unrealized Gain (Loss) on Investments	5.303	(16.526)	(1.120)	4.631
Total from Investment Operations	5.797	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(.507)	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	–	–	–	–
Total Distributions	(.507)	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$42.25	$36.96	$53.48	$54.60

Total Return	15.88%	-29.38%	-0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,203	$805	$302	$111
Ratio of Total Expenses to Average Net Assets	0.24%[2]	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to Average Net Assets	2.69%[2]	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	8%[2]	34%	17%	21%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2007-2009) and for the period ended July 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

19

Dividend Appreciation Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2009, the fund had contributed capital of $345,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1–Quoted prices in active markets for identical securities.

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3–Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2009, the fund realized $5,700,000 of net capital gains resulting from in-kind redemptions–in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2009, the fund had available realized losses of $166,419,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, and $143,568,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2009, the cost of investment securities for tax purposes was $1,633,388,000. Net unrealized appreciation of investment securities for tax purposes was $26,869,000, consisting of unrealized gains of $85,819,000 on securities that had risen in value since their purchase and $58,950,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2009, the fund purchased $358,206,000 of investment securities and sold $83,420,000 of investment securities, other than temporary cash investments.

20

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2009		January 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	68,680	4,570	229,131	12,962
Issued in Lieu of Cash Distributions	4,445	302	6,983	372
Redeemed	(57,789)	(3,972)	(71,476)	(3,895)
Net Increase (Decrease)–Investor Shares	15,336	900	164,638	9,439
ETF Shares
Issued	294,063	7,614	692,968	16,425
Issued in Lieu of Cash Distributions	–	–	–	–
Redeemed	(32,874)	(900)	(13,483)	(300)
Net Increase (Decrease)–ETF Shares	261,189	6,714	679,485	16,125

G. In preparing the financial statements as of July 31, 2009, management considered the impact of subsequent events occurring through September 10, 2009, for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended July 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2009	7/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,158.39	$1.87
ETF Shares	1,000.00	1,158.81	1.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
ETF Shares	1,000.00	1,023.60	1.20

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.24% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard–through its Quantitative Equity Group–serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
Executive Chief Staff and Marketing Officer for North
John J. Brennan[1]	America and Corporate Vice President of Xerox
Born 1954. Trustee Since May 1987. Chairman of	Corporation (photocopiers and printers); Director of
the Board. Principal Occupation(s) During the Past	SPX Corporation (multi-industry manufacturing), the
Five Years: Chairman of the Board and Director/Trustee	United Way of Rochester, the Boy Scouts of America,
of The Vanguard Group, Inc., and of each of the	Amerigroup Corporation (direct health and medical
investment companies served by The Vanguard Group;	insurance carriers), and Monroe Community College
Chief Executive Officer and President of The Vanguard	Foundation.
Group and of each of the investment companies served
by The Vanguard Group (1996-2008); Chairman of
the Financial Accounting Foundation; Governor of	Rajiv L. Gupta
the Financial Industry Regulatory Authority (FINRA);	Born 1945. Trustee Since December 2001.[2] Principal
Director of United Way of Southeastern Pennsylvania.	Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006-2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995-2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997-2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998-2008).

Andr F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988-2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: President	of The Vanguard Group (1997-2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001-2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond
Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of Mergent, Inc.,
and has been licensed for use by The Vanguard Group,
Direct Investor Account Services > 800-662-2739	Inc. Vanguard mutual funds are not sponsored,
endorsed, sold, or promoted by Mergent, and Mergent
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investing in the funds.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation, Distributor.

Q6022 092009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2009

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number

2-88373, Incorporated by Reference.